EXHIBIT 10.1
Execution Copy

Granite Construction Incorporated
$200,000,000 6.11% Series 2007-A Senior Notes due December 12, 2019

Note Purchase Agreement

Dated as of December 12, 2007

The information set forth on Schedules 5.15 and 5.16 to this Note Purchase Agreement is “Confidential Information” subject to the requirements of Section 20 hereof.

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Attachments to the Note Purchase Agreement:

Schedule A	—	Information Relating to Purchasers

Schedule B	—	Defined Terms

Schedule 5.3	—	Disclosure Materials

Schedule 5.4	—	Subsidiaries and Affiliates of the Company; Ownership of Subsidiary Stock; Directors and Executive Officers

Schedule 5.5	—	Financial Statements

Schedule 5.15	—	Existing Debt

Schedule 5.16	—	Existing Investments

Exhibit 1	—	Form of 6.11% Series 2007-A Senior Note due December 12, 2019

Exhibit 2	—	Form of Guaranty Agreement

Exhibit 3	—	Investment Policy Guidelines

Exhibit 4.5(a)	—	Form of Opinion of General Counsel for the Company and the Guarantors

Exhibit 4.5(b)	—	Form of Opinion of Special Counsel for the Company and the Guarantors

Exhibit 4.5(c)	—	Form of Opinion of Special Counsel for the Purchasers

Exhibit S	—	Form of Supplement to Note Purchase Agreement

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Granite Construction Incorporated
585 West Beach Street
Watsonville,California 95076
6.11% Series 2007-A Senior Notes due December 12, 2019
Dated as of
December 12, 2007
To the Purchasers listed in
the attached Schedule A:
Ladies and Gentlemen:
     Granite Construction Incorporated, a Delaware corporation (the “Company”), agrees with each of the institutional investors whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:
SECTION 1. Authorization of Notes.
     The Company will authorize the issue and sale of $200,000,000 aggregate principal amount of its 6.11% Series 2007-A Senior Notes due December 12, 2019 (the “Series 2007-A Notes”). The Series 2007-A Notes, together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2 are collectively referred to herein as the “Notes.” As used herein, the term “Notes” shall mean all notes (irrespective of Series or tranche unless otherwise specified) originally delivered pursuant to this Agreement or any Supplement and any such notes issued in substitution therefor pursuant to Section 13. The Series 2007-A Notes shall be substantially in the form set out in Exhibit 1. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Section,” a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Section of or a Schedule or an Exhibit attached to this Agreement.
SECTION 2. Sale and Purchase of Notes; Guaranty.
     Section 2.1 Series 2007-A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series 2007-A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. Each Purchaser’s obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.
     Section 2.2 Additional Series of Notes.
     (a) The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a

“Supplement”) substantially in the form of Exhibit S, provided that the aggregate principal amount of Notes of all Series issued pursuant to all Supplements in accordance with the terms of this Section 2.2 shall not exceed $100,000,000.
     (b) Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:
     (1) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential alphabetical designation inscribed thereon;
     (2) Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall, if and to the extent this Agreement requires or permits voting by Series, vote as a single class and constitute one Series;
     (3) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such put rights and mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants and defaults as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be deemed amended (i) to reflect such additional put rights, covenants and defaults without further action on the part of the holders of the Notes outstanding under this Agreement or any other Supplement, provided, that any such additional put rights, covenants and defaults shall inure to the benefit of all holders of the Notes only for so long as any Additional Notes issued pursuant to such Supplement remain outstanding and (ii) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;
     (4) each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S with such variations, omissions and insertions as are necessary or permitted hereunder;
     (5) the minimum principal amount of any Note issued under a Supplement shall be $1,000,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $1,000,000 or more;
     (6) all Additional Notes shall constitute unsecured Senior Debt of the Company and shall rank pari passu with all other outstanding Notes (other than in connection with a non-ratable voluntary prepayment or purchase of a Series of Notes pursuant to Section 8.2 or Section 8.6); and
     (7) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, (i) any Default or Event of Default shall exist or (ii) a waiver of Default or Event of Default shall be in effect (unless such waiver expressly permits the issuance of Additional Notes).
     (c) The right of the Company to issue, and the obligation of the Additional Purchasers to purchase, any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:
     (1) a duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including all Supplements) and setting forth the information and computations (in sufficient detail) required to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.3;
     (2) the Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S;
     (3) each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of such Additional Notes; and
     (4) each Guarantor shall execute and deliver a Guaranty Accession Agreement in the form attached to the Guaranty Agreement.
     Section 2.3 Guaranty of Notes. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement (including all Supplements) are fully and unconditionally guaranteed by Granite Construction Company, a California corporation, Granite Land Company, a California corporation, Granite Construction Northeast, Inc., a New York corporation, Granite Northwest, a Washington corporation, Intermountain Slurry Seal, Inc., a Wyoming corporation, Pozzolan Products Company, a Utah corporation and GILC Incorporated, a California corporation, and each other from time to time Material Subsidiary (collectively, the “Guarantors”) pursuant to that certain Subsidiary Guaranty Agreement dated as of December 12, 2007 (as from time to time amended or supplemented, the “Guaranty Agreement”) from the initial Guarantors to each Purchaser and each other from time to time holder of Notes substantially in the form attached hereto as Exhibit 2.

SECTION 3. Closing.
     The sale and purchase of the Series 2007-A Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022, at 11:00 a.m. New York, New York time, at a closing (the “Closing”) on December 12, 2007 or on such other Business Day thereafter on or prior to December 31, 2007 as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series 2007-A Notes to be purchased by such Purchaser in the form of a single 2007-A Note (or such greater number of Series 2007-A Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the funding instructions described in Section 4.11. If at the Closing the Company shall fail to tender such Series 2007-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
SECTION 4. Conditions to Closing.
     Each Purchaser’s obligation to purchase and pay for the Series 2007-A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
     Section 4.1 Representations and Warranties.
     (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.
     (b) The representations and warranties of each Guarantor in the Guaranty Agreement shall be correct when made and at the time of the Closing.
     Section 4.2 Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Series 2007-A Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall exist. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.
     Section 4.3 Compliance Certificates.
     (a) Officer’s Certificate. (1) The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.

     (2) Each Guarantor shall have delivered to such Purchaser a certificate of an authorized officer, dated the date of the Closing, certifying that the condition specified in Section 4.1(b) has been fulfilled.
     (b) Secretary’s Certificate. (1) The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series 2007-A Notes and this Agreement.
     (2) Each Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to the resolutions attached thereto and the other corporate proceedings relating to the authorization, execution and delivery of the Guaranty Agreement.
     Section 4.4 Guaranty Agreement. The Guaranty Agreement shall have been duly authorized, executed and delivered by each Guarantor and shall be in full force and effect.
     Section 4.5 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Michael Futch, Esq., General Counsel for the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request, (b) from DLA Piper US LLP, special counsel for the Company and the Guarantors, covering the matters set forth in Exhibit 4.5(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (c) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4.5(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
     Section 4.6 Purchase Permitted by Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
     Section 4.7 Sale of Other Series 2007-A Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2007-A Notes to be purchased by it at the Closing as specified in Schedule A.

     Section 4.8 Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of Schiff Hardin LLP, special counsel to the Purchasers referred to in Section 4.5(c) and the only counsel retained by the Purchasers in connection with the preparation, negotiation, execution and delivery of this Agreement, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.
     Section 4.9 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Series 2007-A Notes.
     Section 4.10 Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5, except to the extent that any such transaction would have been permitted by Section 10 had such section applied at the date of such transaction.
     Section 4.11 Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of the purchase price for the Series 2007-A Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number, (c) the account name and number into which such funds are to be deposited and (d) the name and telephone number of the account representative responsible for verifying receipt of such funds.
     Section 4.12 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.
SECTION 5. Representations and Warranties of the Company.
     The Company represents and warrants to each Purchaser that:
     Section 5.1 Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series 2007-A Notes and to perform the provisions hereof and thereof.
     Section 5.2 Authorization, Etc.
     (a) This Agreement and the Series 2007-A Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Series 2007-A Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (b) The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of each Guarantor and the Guaranty Agreement constitutes a legal, valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     Section 5.3 Disclosure. The Company, through its agent, Banc of America Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated November 2007 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3 and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to November 13, 2007 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no adverse Material change in the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole.
     Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.
     (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (1) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (2) of the Company’s Affiliates and (3) of the Company’s directors and executive officers.
     (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).
     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact and, in the case of each Subsidiary that is a Guarantor, to execute and deliver the Guaranty Agreement and to perform the provisions thereof.
     (d) No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that own outstanding shares of capital stock or similar equity interests of such Subsidiary.
     Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of certain footnotes). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.
     Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Series 2007-A Notes and the execution, delivery and performance by each Guarantor of the Guaranty Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
     Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance (a) by the Company of this Agreement or the Series 2007-A Notes or (b) by any Guarantor of the Guaranty Agreement.
     Section 5.8 Litigation; Observance of Agreements, Statutes and Orders.
     (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws, ERISA or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     Section 5.9 Taxes. The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2003.
     Section 5.10 Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.
     Section 5.11 Licenses, Permits, Etc.
     (a) The Company and its Subsidiaries own or possess all Material licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names, or other rights with respect thereto.
     (b) To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right with respect thereto owned by any other Person.
     (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right with respect thereto owned or used by the Company or any of its Subsidiaries.
     Section 5.12 Compliance with ERISA.
     (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws in all material respects. Neither the Company nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such Material liability by the Company or any ERISA Affiliate, or in the imposition of any Material Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code or Section 4068 of ERISA.
     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.
     (c) The Company and its ERISA Affiliates have not incurred Material withdrawal liabilities (and are not subject to Material contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans.
     (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial

Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material.
     (e) The execution and delivery of this Agreement and the issuance and sale of the Series 2007-A Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Series 2007-A Notes to be purchased by such Purchaser.
     Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2007-A Notes or the Guaranty Agreement or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 60 other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Series 2007-A Notes and the Guaranty Agreement at a private sale for investment pursuant to an exemption from the registration requirements under the Securities Act. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2007-A Notes or the delivery of the Guaranty Agreement to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
     Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2007-A Notes to refinance existing Debt, repurchase common stock of the Company pursuant to the Company’s publicly announced share repurchase authorization and for other general corporate purposes. No part of the proceeds from the sale of the Series 2007-A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve any Purchaser in a violation of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) or the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of Consolidated Total Assets and the Company has no present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     Section 5.15 Existing Debt.
     (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of October 31, 2007 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any) since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the

Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.
     (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company or any Guarantor, except as specifically indicated in Schedule 5.15.
     Section 5.16 Existing Investments. Schedule 5.16 sets forth a complete and correct list of all outstanding Investments of the Company and its Subsidiaries as of October 31, 2007, since which date there has been no Material change in the amounts of such Investments.
     Section 5.17 Foreign Assets Control Regulations, Etc.
     (a) Neither the sale of the Series 2007-A Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
     (b) Neither the Company nor any Subsidiary (1) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (2) knowingly engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.
     (c) No part of the proceeds from the sale of the Series 2007-A Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.
     Section 5.18 Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company

Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.
     Section 5.19 Environmental Matters.
     (a) Neither the Company nor any Subsidiary has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws.
     (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any Material claim, public or private, or Material violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use.
     (c) Neither the Company nor any Subsidiary (1) has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner contrary to any Environmental Laws, or (2) has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.
     (d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in material compliance with applicable Environmental Laws.
     Section 5.20 Notes and Guaranty Agreement Rank Pari Passu.
     (a) Other than in connection with a non-ratable prepayment or purchase of Notes pursuant to Sections 8.2 or 8.6, the Series 2007-A Notes and all other obligations of the Company under this Agreement shall at all times remain direct and unsecured obligations of the Company ranking pari passu with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of the Company, including, without limitation, all unsecured Senior Debt (actual or contingent) of the Company described in Schedule 5.15.
     (b) The obligations of each Guarantor under the Guaranty Agreement rank pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of such Subsidiary Guarantor, including, without limitation, all unsecured Senior Debt of such Guarantor described in Schedule 5.15.
SECTION 6. Representations of the Purchasers.
     Section 6.1 Purchase for Investment. Each Purchaser severally represents that it is purchasing the Series 2007-A Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control. Each Purchaser understands that the Series 2007-A Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series 2007-A Notes.
     Section 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series 2007-A Notes to be purchased by such Purchaser hereunder:
     (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
     (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
     (c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or
     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
     (f) the Source is a governmental plan; or
     (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
     As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.
SECTION 7. Information as to Company.
     Section 7.1 Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:
     (a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
     (1) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and
     (2) consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Quarterly Report on Form 10-Q if it shall have timely made such Quarterly Report on Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.graniteconstruction.com) and shall have given each such holder of Notes prior notice of such availability on EDGAR and on its home page in connection with each delivery, such notice to be provided in the manner specified in Section 18 or, if the holder shall have previously provided the Company with an electronic mail address for such purpose, by electronic mail (such availability and notice thereof being referred to as “Electronic Delivery”);
     (b) Annual Statements — within 105 days after the end of each fiscal year of the Company, duplicate copies of,
     (1) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and
     (2) consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Annual Report on Form 10-K if it shall have timely made Electronic Delivery thereof;

     (c) SEC and Other Reports — promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or its public Securities holders generally, (2) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC, provided that the Company shall be deemed to have made such delivery of any such report, registration statement, prospectus or amendment if it shall have timely made Electronic Delivery thereof, and (3) all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material which press releases and other statements may be made by Electronic Delivery;
     (d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
     (e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
     (1) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or
     (2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
     (3) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would exceed $10,000,000 in the aggregate;
     (f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;
     (g) Rule 144A — except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act or has complied with the requirements for the exemption from registration under the Exchange Act set forth in Rule 12g3-2(b) under the Exchange Act, such financial or other information as any holder of Notes or any Person designated by such holder may reasonably determine is required to permit such holder to comply with the requirements of Rule 144A promulgated under the Exchange Act in connection with the resale by it of the Notes, in any such case promptly after the same is requested;
     (h) Supplements — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and
     (i) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.
     Section 7.2 Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer, such certificate to be provided in the manner specified in Section 18 or, if the holder shall have previously provided the Company with an electronic mail address for such purpose, by electronic mail (which, in the case of Electronic Delivery of any such financial statements, shall be by separate delivery of such certificate to each such holder of Notes no later than the earlier of the third Business Day following such Electronic Delivery and the last day upon which the Company is required to deliver the corresponding financial statements pursuant to Section 7.1(a) or Section 7.1(b), as applicable) setting forth:
     (a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.2 through Section 10.5, inclusive, Section 10.8 and Section 10.10 and any covenant in a Supplement which specifically provides that it shall have the benefit of this clause (a) during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section and covenant, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections and covenants, and the calculation of the amount, ratio or percentage then in existence); and
     (b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof (including all Supplements) and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.
     Section 7.3 Visitation. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:
     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and
     (b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.
SECTION 8. Prepayment of the Notes.
     Section 8.1 Required Prepayments.
     (a) Series 2007–A Notes. On December 12, 2015 and on each December 12 thereafter to and including December 12, 2018, the Company will prepay $40,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series 2007-A Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series 2007-A Notes pursuant to Section 8.2 or Section 8.3 or purchase of any Series 2007-A Notes pursuant to Section 8.6, the principal amount of each required prepayment of the Series 2007-A Notes becoming due under this Section 8.1(a) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series 2007-A Notes is reduced as a result of such prepayment.
     (b) Required Prepayment of Additional Notes. Each Series and tranche, if applicable, of Additional Notes shall be subject to required prepayments as specified in the Supplement pursuant to which such Series and tranche, if applicable, of Additional Notes were issued.
     Section 8.2 Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series of Notes, in an amount not less than $5,000,000 of the aggregate principal amount of such Series of Notes then outstanding in the case of a partial prepayment (or in an amount equal to the entire outstanding principal amount of such Series of Notes if at the time of such prepayment the remaining aggregate outstanding balance is less than $5,000,000), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the applicable Make-Whole Amount determined for the prepayment date with respect to such principal amount. Notwithstanding the foregoing, the Company may not prepay any Series of Notes under this Section 8.2 if a Default or Event of Default shall exist or would result from such optional prepayment unless all Notes at the time outstanding are prepaid on a pro rata basis. The Company will give each holder of Notes of the Series to be prepaid (with a copy to each other holder of Notes) written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated applicable Make-Whole Amount due in connection with such prepayment (calculated as of the date of such notice as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     Section 8.3 Offer to Prepay Notes in the Event of a Change in Control.
     (a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to Section 8.3(b). If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in Section 8.3(c) and shall be accompanied by the certificate described in Section 8.3(g).
     (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (1) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in Section 8.3(c), accompanied by the certificate described in Section 8.3(g), and (2) contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with this Section 8.3.
     (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by Sections 8.3(a) and (b) shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the“Change in Control Proposed Prepayment Date”). If such Change in Control Proposed Prepayment Date is in connection with an offer contemplated by Section 8.3(a), such date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer (or if the Change in Control Proposed Prepayment Date shall not be specified in such offer, the Change in Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).
     (d) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance or rejection to be delivered to the Company at least five Business Days prior to the Change in Control Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute a rejection of such offer by such holder.
     (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment but without any Make-Whole Amount or any other penalty or premium. The prepayment shall be made on the Change in Control Proposed Prepayment Date, except as provided by Section 8.3(f).
     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by Section 8.3(c) and accepted in accordance with Section 8.3(d) is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Change in Control Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on the date on which, such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (1) any such deferral of the date of prepayment, (2) the date on which such Change in Control and the prepayment are expected to occur and (3) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change in Control automatically shall be deemed rescinded without penalty or other liability).
     (g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying (1) the Change in Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.3, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Proposed Prepayment Date, (5) that the conditions of this Section 8.3 have been fulfilled and (6) in reasonable detail, the nature and date of the Change in Control.
(h) “Change in Control” shall mean, if any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons or persons acting in concert constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) become the “beneficial owners” (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the Company’s voting equity interests.
(i) “Control Event” shall mean (1) the execution of any binding written agreement which, when fully performed by the parties thereto, would result in a Change in Control or (2) the making of any written offer by any “person” or “group” (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act) to the holders of equity interests of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.
          Section 8.4 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of a Series pursuant to Section 8.2, the principal amount of the Notes of such Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments of the Notes pursuant to Section 8.3 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.
          Section 8.5 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
          Section 8.6 Purchase of Notes. The Company will not, and will not permit any Subsidiary or Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of such Series in accordance with the terms of this Agreement (including any Supplement) and the Notes of such Series or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of any Series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder of Notes of the Series being offered for purchase with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 10% of the principal amount of the Notes of the Series being offered for purchase then outstanding accept such offer, the Company shall promptly notify the remaining holders of such Series of such fact and the expiration date for the acceptance by such holders of such offer shall be extended by the number of days necessary to give each such remaining holder at least 30 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Subsidiary or Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement (including any Supplement) and no Notes may be issued in substitution or exchange for any such Notes. Notwithstanding the foregoing, neither Company nor any Subsidiary or Affiliate may offer to purchase any Series of Notes if a Default or Event of Default shall exist or would result therefrom unless such Person shall offer to purchase all outstanding Notes on a pro rata basis upon the same terms and conditions.
          Section 8.7 Make-Whole Amount. The term “Make-Whole Amount” shall mean with respect to any Series 2007-A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2007-A Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
          “Called Principal” shall mean, with respect to any Series 2007-A Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
          “Discounted Value” shall mean, with respect to the Called Principal of any Series 2007-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2007-A Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
          “Reinvestment Yield” shall mean, with respect to the Called Principal of any Series 2007-A Note, .50% over the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called

Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.
          In the case of each determination under clause (a) or (b), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the applicable U.S. Treasury Security with the maturity closest to and greater than such Remaining Average Life and (ii) the applicable U.S. Treasury Security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Series 2007-A Note.
          “Remaining Average Life” shall mean, with respect to any Called Principal of any Series 2007-A Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
          “Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Series 2007-A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2007-A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.
          “Settlement Date” shall mean, with respect to the Called Principal of any Series 2007-A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
SECTION 9. Affirmative Covenants.
          The Company covenants that so long as any of the Notes are outstanding:
          Section 9.1 Compliance with Law. Without limiting Section 10.12, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, ERISA and the USA Patriot Act and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          Section 9.2 Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.
          Section 9.3 Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          Section 9.4 Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          Section 9.5 Corporate Existence, Etc. Subject to Section 10.7, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.7, 10.8 and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.
          Section 9.6 Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.
          Section 9.7 Guaranty Agreement.
          (a)(1) The Company shall promptly, and in any event within 10 Business Days after (i) a Subsidiary becomes a Material Subsidiary, (ii) the formation or acquisition of a new Subsidiary that is a Material Subsidiary or (iii) the occurrence of any other event creating a new Subsidiary that is a Material Subsidiary, cause such Material Subsidiary to execute and deliver a supplement to the Guaranty Agreement in the form of Exhibit A to the Guaranty Agreement. Notwithstanding the foregoing, (x) any Subsidiary formed under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia shall not be required to execute a supplement to the Guaranty Agreement or otherwise Guaranty the Notes if doing so would result in adverse tax consequences to the Company, unless such Subsidiary is or shall become an obligor or guarantor of any Debt existing under the Bank Credit Agreement and (y) Wilder shall not be required to execute a supplement to the Guaranty Agreement or otherwise Guaranty the Notes until the earliest to occur of: (A) Wilder becoming an obligor or guarantor of any Debt existing under the Bank Credit Agreement, (B)(I) the total net revenues of Wilder and its Subsidiaries for the period of the immediately preceding four fiscal quarters is equal to or greater than 15% of the consolidated total net revenues of the Company and its Subsidiaries for such period determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries; or (II) the total assets of Wilder and its Subsidiaries, as of the last day of the immediately preceding fiscal quarter, is equal to or greater than 15% of Consolidated Total Assets as of such date, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries and (C) Wilder becoming a Wholly-Owned Subsidiary of the Company.
          (b) Within 10 Business Days of any Material Subsidiary being required to execute and deliver a supplement to the Guaranty Agreement pursuant to Section 9.7(a)(1), the Company shall cause such Material Subsidiary to deliver to each holder of Notes (i) such documents and evidence with respect to such Material Subsidiary as any holder may reasonably request in order to establish the existence and good standing of such Material Subsidiary and evidence that the Board of Directors of such Material Subsidiary has adopted resolutions authorizing the execution and delivery of a supplement to the Guaranty Agreement, (ii) evidence of compliance with such Material Subsidiary’s outstanding debt instruments in the form of (A) a compliance certificate from such Material Subsidiary to the effect that such Material Subsidiary has complied with all terms and conditions of its outstanding debt instruments, (B) consents or approvals of the holder or holders of any evidence of Debt or Security, and/or (C) amendments of agreements pursuant to which any evidence of Debt or Security may have been issued, all as may be reasonably deemed necessary by the holders of Notes to permit the execution and delivery of a supplement to the Guaranty Agreement by such Material Subsidiary, (iii) an opinion of counsel to the effect that (A) such Material Subsidiary is a corporation or other business entity, duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of organization, has the power and the authority to execute and deliver a supplement to the Guaranty Agreement and to perform the Guaranty Agreement, (B) the execution and delivery of a supplement to the Guaranty Agreement and performance of the Guaranty Agreement has been duly authorized by all necessary action on the part of such Material Subsidiary, a supplement to the Guaranty Agreement has been duly executed and delivered by such Material Subsidiary and the Guaranty Agreement constitutes the legal, valid and binding contract of such Material Subsidiary enforceable against such Material Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (C) the execution and delivery of a supplement to the Guaranty Agreement and the performance by such Material Subsidiary of the Guaranty Agreement do not conflict with or result in any breach of any law, rule or regulation or any of the provisions of or constitute a default under or result in the creation of a Lien upon any of the property of such Material Subsidiary pursuant to the provisions of its charter documents or any agreement or other instrument known to such counsel to which such Material Subsidiary is a party to or by which such Material Subsidiary may be bound and (D) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is necessary in connection with the lawful execution and delivery of a supplement to the Guaranty Agreement by such Material Subsidiary or the performance of the Guaranty Agreement by such Material Subsidiary, which opinion may contain such assumptions and qualifications as are reasonably acceptable to the Required Holders, and (iv) all other documents and showings reasonably requested by the holders of Notes in connection with the execution and delivery of a supplement to the Guaranty Agreement, which documents shall be satisfactory in form and substance to such holders and their special counsel, and each holder of Notes shall have received a copy (executed or certified as may be appropriate) of all of the foregoing legal documents.
          (c) If at any time, pursuant to the terms and conditions of the Bank Credit Agreement, any Guarantor is released from its liability under the Bank Guaranty and (1) such Guarantor is not a co-obligor in respect of any Debt existing under the Bank Credit Agreement or a guarantor or co-obligor in respect of any Debt existing under the Existing Note Agreements, (2) such Guarantor does not qualify as a Material Subsidiary under clause (a) or (b) of the definition thereof and (3) the Company shall have delivered to each holder of Notes an Officer’s Certificate certifying that (i) the conditions specified in clauses (1) and (2) above have been satisfied and (ii) immediately preceding the release of such Guarantor from the Guaranty Agreement and after giving effect thereto, no Default or Event of Default shall have existed or would exist, then, upon receipt by the holders of Notes of such Officer’s Certificate, such Guarantor shall be discharged from its obligations under the Guaranty Agreement.
SECTION 10. Negative Covenants.
          The Company covenants that so long as any of the Notes are outstanding:

          Section 10.1 Nature of Business. The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result thereof, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date of the Closing.
          Section 10.2 Consolidated Net Worth. The Company will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $550,000,000, plus (b) an aggregate amount equal to 50% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal quarter beginning with the fiscal quarter ended March 31, 2008.
          Section 10.3 Consolidated Total Debt to Consolidated Total Capitalization. The Company will not, at any time, permit the ratio of (a) Consolidated Total Debt to (b) Consolidated Total Capitalization to exceed 0.55 to 1.00.
          Section 10.4 Priority Debt. The Company will not, at any time, permit the aggregate amount of all Priority Debt to exceed an amount equal to 20% of Consolidated Net Worth determined as of the end of the then most recently ended fiscal quarter of the Company.
          Section 10.5 Liens. The Company will not, and will not permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:
          (a) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 9.4;
          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;
          (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;
          (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

          (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;
          (f) Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Subsidiary;
          (g) Liens existing on the date of the Closing and securing the Debt of the Company and its Subsidiaries referred to on Schedule 5.15;
          (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property acquired or constructed by the Company or a Subsidiary after the date of the Closing, provided that
          (1) any such Lien shall extend solely to the item or items of such property so acquired or constructed,
          (2) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (i) the cost to the Company or such Subsidiary of the property so acquired or constructed and (ii) the Fair Market Value (as determined in good faith by the Board of Directors of the Company) of such property at the time of such acquisition or construction,
          (3) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property, and
          (4) immediately after giving effect the creation of such Lien and giving effect thereto, no Default or Event of Default would exist;
          (i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such acquisition of property, (2) each such Lien shall extend solely to the item or items of property so acquired and (3) immediately after giving effect to the acquisition of the property subject to such Lien and giving effect thereto, no Default or Event of Default would exist;
          (j) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (h) or (i) of this Section 10.5, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist; and

          (k) other Liens not otherwise permitted by paragraphs (a) through (j) of this Section 10.5, provided that the aggregate principal amount of all Debt secured by such Liens shall be permitted by the limitation set forth in Section 10.4.
          Section 10.6 Restrictions on Dividends of Subsidiaries, Etc. The Company will not, and will not permit any Subsidiary to, enter into any agreement which would restrict any Subsidiary’s ability or right to pay dividends to, or make advances to or Investments in, the Company or, if such Subsidiary is not directly owned by the Company, the “parent” Subsidiary of such Subsidiary.
          Section 10.7 Mergers, Consolidations, Etc. The Company will not, and will not permit any Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person; provided that the foregoing restriction does not apply to:
          (a) the consolidation or merger of a Subsidiary with, or the conveyance, transfer or lease of all or substantially all of the assets of a Subsidiary to, the Company or a Wholly-Owned Subsidiary; or
          (b) the consolidation or merger of a Subsidiary with any Person other than the Company or a Wholly-Owned Subsidiary; provided that such Subsidiary shall be the surviving Person and immediately after giving effect to such transaction (1) no Default or Event of the Default would exist and (2) the Company shall own the same percentage of the equity or voting interests in such Subsidiary as the Company owned in such Subsidiary immediately preceding such transaction; or
          (c) the conveyance, transfer or lease of all of the assets of a Subsidiary to a Person other than the Company or a Wholly-Owned Subsidiary in compliance with the provisions of Section 10.8 and Section 10.9; or
          (d) the consolidation or merger of the Company with, or the conveyance, transfer or lease of all or substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:
          (1) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;
          (2) if the Company is not the Successor Corporation, (i) such corporation shall have executed and delivered to each holder of the Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (including all Supplements) and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), (ii) the Company shall have caused to be delivered to each holder of the Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and (iii) each Guarantor shall have delivered to each holder of the Notes a certificate whereby such Guarantor shall have reaffirmed its obligations under the Guaranty Agreement; and
          (3) immediately after giving effect to such transaction, no Default or Event of Default would exist.
          No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any Successor Corporation from its liability under this Agreement or the Notes.
          Section 10.8 Sale of Assets, Etc. Except as permitted under Section 10.7, Section 10.9 and Section 10.10, the Company will not, and will not permit any Subsidiary to, make any Asset Disposition unless:
          (a) in the good faith opinion of the Company, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;
          (b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and
          (c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring during the immediately preceding 12 consecutive calendar month period would not exceed 15% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal year of the Company.
          If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 180 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.8 as of any date on or after the Net Proceeds Amount is so applied, shall be deemed not to be an Asset Disposition.
          Section 10.9 Disposal of Ownership of a Subsidiary. The Company will not, and will not permit any Subsidiary to, sell or otherwise dispose of any shares of Subsidiary Stock, nor will the Company permit any such Subsidiary to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:
          (a) the issue of directors’ qualifying shares by any such Subsidiary;
          (b) any such Transfer of Subsidiary Stock constituting a Transfer described in clause (a) of the definition of “Asset Disposition”; and

          (c) the Transfer of all of the Subsidiary Stock of a Subsidiary owned by the Company and its other Subsidiaries if:
          (1) such Transfer satisfies the requirements of Section 10.8 hereof,
          (2) in connection with such Transfer the entire Investment (whether represented by stock, Debt, claims or otherwise) of the Company and its other Subsidiaries in such Subsidiary is sold, transferred or otherwise disposed of to a Person other than (i) the Company, (ii) another Subsidiary not being simultaneously disposed of or (iii) an Affiliate, and
          (3) the Subsidiary being disposed of has no continuing Investment in any other Subsidiary of the Company not being simultaneously disposed of or in the Company.
          Section 10.10 Sale-and-Leasebacks. The Company will not, and will not permit any Subsidiary to, enter into any Sale-and-Leaseback Transaction unless, (a) the lease which is the subject of such Sale-and-Leaseback Transaction is not a Long-Term Lease or (b) immediately after giving effect to such Sale-and-Leaseback Transaction, the aggregate amount of Debt attributable to such Sale-and-Leaseback Transaction shall be permitted by the limitation set forth in Section 10.4.
          Section 10.11 Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.
          Section 10.12 Terrorism Sanctions Regulations. The Company will not, and will not permit any Subsidiary to, (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.
SECTION 11. Events of Default.
          An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Sections 10.2 through 10.4, inclusive, or Sections 10.6 through 10.10, inclusive, or Section 10.12 or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c); or
          (d) the Company defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or
          (e) any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company or any Guarantor in this Agreement or any Supplement under which Additional Notes are then outstanding or in the Guaranty Agreement, respectively, or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or
          (f) (1) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (2) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or
          (g) the Company or any Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated or (6) takes corporate action for the purpose of any of the foregoing; or

          (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or
          (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not fully covered by insurance or, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
          (j) If (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (4) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan or (6) the Company or any ERISA Affiliate establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any ERISA Affiliate thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or
          (k) (1) default shall occur under the Guaranty Agreement and such default shall continue beyond the period of grace, if any, allowed with respect thereto or (2) the Guaranty Agreement shall cease to be in full force and effect with respect to any Guarantor for any reason whatsoever, including, without limitation, a determination by any Governmental Authority or court that such agreement is invalid, void or unenforceable or any Guarantor shall contest or deny in writing the validity or enforceability of any of its obligations under the Guaranty Agreement.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12. Remedies on Default, Etc.
          Section 12.1 Acceleration.
          (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (1) of paragraph (g) or described in clause (6) of paragraph (g) by virtue of the fact that such clause encompasses clause (1) of paragraph (g)) exists, all the Notes then outstanding shall automatically become immediately due and payable.
          (b) If any other Event of Default exists, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
          (c) If any Event of Default described in paragraph (a) or (b) of Section 11 exists, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
          Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (2) the applicable Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
          Section 12.2 Other Remedies. If any Event of Default exists, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
          Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and applicable Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and applicable Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the

Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
          Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement (including any Supplement) or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.
SECTION 13. Registration; Exchange; Substitution of Notes.
          Section 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes (the “Note Register”). The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such Note Register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
          Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note at the address and to the attention of the designated officer (all as specified in Section 18(4)) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereof, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series and tranche, if applicable, originally issued hereunder or pursuant to the applicable Supplement. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a Series or, tranche, if applicable, one Note of such Series or tranche, if applicable, may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.
          Section 13.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(4)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or an Additional Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory) or
          (b) in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
SECTION 14. Payments on Notes.
          Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
          Section 14.2 Home Office Payment. So long as any Purchaser or Additional Purchaser or such Person’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A or below such Additional Purchaser’s name in Schedule A to the applicable Supplement, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser, an Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser or an Additional Purchaser under this Agreement or any Supplement and that has made the same agreement relating to such Note as the Purchasers and the Additional Purchasers have made in this Section 14.2.
SECTION 15. Expenses, Etc.
          Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers and any Additional Purchasers and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers, any Additional Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement), the Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including any Supplement), the Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement), the Guaranty Agreement or the Notes, or by reason of being a holder of any Note or a beneficiary of the Guaranty Agreement, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby (including all Supplements), by the Guaranty Agreement and by the Notes. The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser, an Additional Purchaser or other holder in connection with its purchase of its Notes).
          Section 15.2 Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement (including any Supplement) or the Notes, and the termination of this Agreement (including any Supplement).
SECTION 16. Survival of Representations and Warranties; Entire Agreement.
          All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser, such Additional Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement; provided, that the representations and warranties contained in any Supplement shall be made for the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding. Subject to the preceding sentence, this Agreement (including all Supplements) and the Notes embody the entire agreement and understanding between the Purchasers, the Additional Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
     SECTION 17. Amendment and Waiver.
          Section 17.1 Requirements.
          (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof (including any Supplement) or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof (or a corresponding provision of any Supplement), or any defined term (as it is used in any such Section or corresponding provision of any Supplement), will be effective as to any holder of a Note unless consented to by such holder in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the applicable Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20 (or a corresponding provision of any Supplement).
          (b) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Section 2.2 hereof without obtaining the consent of any holder of any other Series of Notes.
          Section 17.2 Solicitation of Holders of Notes.
          (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof (including any Supplement) or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
          (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.
          (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no forced or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
          Section 17.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder (including any Supplement) or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
          Section 17.4 Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement (including any Supplement) or the Notes, or have directed the taking of any action provided herein (including all Supplements) or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Subsidiaries or Affiliates shall be deemed not to be outstanding.
SECTION 18. Notices.
          All notices and communications provided for hereunder or under any Supplement shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid) or (d) to the extent specifically permitted hereunder, by Electronic Delivery or electronic mail. Any such notice or communication (other than a notice or communication delivered by Electronic Delivery or electronic mail) must be sent:
          (1) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing;
          (2) if to any Additional Purchaser or its nominee, to such Additional Purchaser or nominee at the address specified for such communications in Schedule A to the applicable Supplement, or at such other address as such Additional Purchaser or nominee shall have specified to the Company in writing;
          (3) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing; or
          (4) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.
SECTION 19. Reproduction of Documents.
          This Agreement and all documents relating hereto, including, without limitation, (a) all Supplements, (b) consents, waivers and modifications that may hereafter be executed, (c) documents received by any Purchaser at the Closing or by any Additional Purchaser on the date of purchase of its Additional Notes (except the Notes themselves) and (d) financial statements, certificates and other information previously or hereafter furnished to any holder of Notes, may be reproduced by such holder by any photographic, photostatic, electronic, digital or other similar process and such holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder of Notes in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
SECTION 20. Confidential Information.
          For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or Additional Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement (including any Supplement) that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser or Additional Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or Additional Purchaser or any Person acting on such Purchaser’s or Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or Additional Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or Additional Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser and Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser or Additional Purchaser, provided that such Purchaser or Additional Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s or Additional Purchaser’s Notes), (2) such Purchaser’s or Additional Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (5) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (6) any federal or state regulatory authority having jurisdiction over such Purchaser or Additional Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or Additional Purchaser’s investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or Additional Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser or Additional Purchaser is a party or (iv) if an Event of Default exists, to the extent such Purchaser or Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or Additional Purchaser’s Notes and this Agreement (including any Supplement). Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement (including any Supplement) or requested by such holder (other than a holder that is a party to this Agreement or any Supplement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.
SECTION 21. Substitution of Purchaser or Additional Purchaser.
          Each Purchaser and Additional Purchaser shall have the right to substitute any one of such Purchaser’s or Additional Purchaser’s Affiliates as the purchaser of the Notes that such Purchaser or Additional Purchaser has agreed to purchase hereunder or under a Supplement, by written notice to the Company, which notice shall be signed by both such Purchaser or Additional Purchaser and such Purchaser’s or Additional Purchaser’s Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement or such Supplement, as the case may be, and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser or Additional Purchaser in this Agreement or such Supplement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser or Additional Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder or under such Supplement and such Affiliate thereafter transfers to such original Purchaser or Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate in this Agreement or such Supplement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or Additional Purchaser, and such Purchaser or Additional Purchaser shall again have all the rights of an original holder under this Agreement or such Supplement.
SECTION 22. Miscellaneous.
          Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
          Section 22.2 Payments Due on Non-Business Days. Anything in this Agreement or any Supplement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or applicable Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
          Section 22.3 Accounting Terms. All accounting terms used herein or in any Supplement which are not expressly defined in this Agreement or in such Supplement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein or in any Supplement, (a) all computations made pursuant to this Agreement or in such Supplement shall be made in accordance with GAAP and (b) all financial statements shall be prepared in accordance with GAAP.
          Section 22.4 Severability. Any provision of this Agreement (including any Supplement) that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 22.5 Construction. Each covenant contained herein (including any Supplement) shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein (including any Supplement), so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
          For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement or any Supplement shall be deemed to be a part hereof or of such Supplement.
          Section 22.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
          Section 22.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
          Section 22.8 Jurisdiction and Process; Waiver of Jury Trial.
          (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, any Supplement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
          (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18(4) or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

          (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
          (d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, any Supplement, the Notes or any other document executed in connection herewith or therewith.
*     *     *     *     *

          The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth.

Very truly yours, Granite Construction Incorporated
By	/s/ William G. Dorey
William G. Dorey
President

By	/s/ William E. Barton
William E. Barton
Sr. Vice President

The foregoing is hereby accepted and agreed to as of the date thereof.

The Prudential Life Insurance Company of America
By:	/s/ [ILLEGIBLE]
Vice President

Prudential Retirement Insurance and Annuity Company
By:	Prudential Investment Management, Inc.,
as investment manager

By: /s/ [ILLEGIBLE]
Vice President

Universal Prudential Arizona Reinsurance Company
By:	Prudential Investment Management, Inc.,
as investment manager

By: /s/ [ILLEGIBLE]
Vice President

Zurich American Insurance Company
By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ [ILLEGIBLE]
Vice President

The foregoing is hereby accepted and agreed to as of the date thereof.

American International Group, Inc.
By:	AIG-Global Investment Corp.,
Investment Advisor

By:	/s/ Lorri J. White
Nane:	Lorri J. White
Title:	Vice President

The foregoing is hereby accepted and agreed to as of the date thereof.

ING Life Insurance and Annuity Company
ING USA Annuity and Life Insurance Company Reliastar Life Insurance Company
Reliastar Life Insurance Company of New York
Security Life of Denver Insurance Company

By:	ING Investment Management LLC,
as Agent

By:	/s/ Christopher P. Lyons
Christopher P. Lyons
Senior Vice President

The foregoing is hereby accepted and agreed to as of the date thereof.

The Guardian Life Insurance Company of America
By:	/s/ Thomas M. Donohue
Name:	Thomas M. Donohue
Title:	Managing Director

\

The foregoing is hereby accepted and agreed to as of the date thereof.

Principal Life Insurance Company
By:	Principal Global Investors, LLC,
a Delaware limited liability company,
its authorized signatory

By:	/s/ Joellen J. Watts
Its:	Joellen J. Watts, Counsel

By:	/s/ Alan P. Kress
Its:	Alan P. Kress, Counsel

The foregoing is hereby accepted and agreed to as of the date thereof.

United of Omaha Life Insurance Company

By:	/s/ Curtis R. Caldwell

Name:	Curtis R. Caldwell
Title:	Vice President

The foregoing is hereby accepted and agreed to as of the date thereof.

Allianz Life Insurance Company of North America

By:	Allianz of America, Inc., as the authorized signatory and investment manager

By:	/s/ Gary Brown

Name:	Gary Brown
Title:	Assistant Treasurer

The foregoing is hereby accepted and agreed to as of the date thereof.

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, its agent
/s/ Kent R. Adams

	By:	Kent R. Adams
	Its:	V.P. Fixed Income Securities

The foregoing is hereby accepted and agreed to as of the date thereof.

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:	American United Life Insurance Company, its agent
/s/ Kent R. Adams

	By:	Kent R. Adams
	Its:	V.P. Fixed Income Securities

The foregoing is hereby accepted and agreed to as of the date thereof.

LAFAYETTE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, its agent
/s/ Kent R. Adams

	By:	Kent R. Adams
	Its:	V.P. Fixed Income Securities

The foregoing is hereby accepted and agreed to as of the date thereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

/s/ Kent R. Adams

By:	Kent R. Adams
Its:	V.P. Fixed Income Securities

The foregoing is hereby accepted and agreed to as of the date thereof.

American Family Life Insurance Company

By:	/s/ Phillip Hannifan

Phillip Hannifan
Investment Director

The foregoing is hereby accepted and agreed to as of the date thereof.

Assurity Life Insurance Company

By:	/s/ Victor Weber

Name:	Victor Weber
Title:	Senior Director

Information Relating to Purchasers

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

The Prudential Insurance Company of America	2007-A	$19,965,000
c/o Prudential Capital Group
4 Embarcadero Center, Suite 2700
San Francisco, CA 94111
Attention: Managing Director
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not included spaces)
Notices
All notices with respect to payments to be addressed to:
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections
All telephonic notices with respect to prepayments to be addressed to:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
All other notices and communications to be addressed as first provided above.
Schedule A
(to Note Purchase Agreement)

Name of Nominee in which Note is to be issued: None
Tax Identification No.: 22-1211670

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

The Prudential Insurance Company of America	2007-A	$15,770,000
c/o Prudential Capital Group
4 Embarcadero Center, Suite 2700
San Francisco, CA 94111
Attention: Managing Director
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: The Prudential — Privest Portfolio
Account No.: P86189 (please do not included spaces)
Notices
All notices with respect to payments to be addressed to:
The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections
All telephonic notices with respect to prepayments to be addressed to:
Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832
All other notices and communications to be addressed as first provided above.

Name of Nominee in which Note is to be issued: None
Tax Identification No.: 22-1211670

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Prudential Retirement Insurance and Annuity Company	2007-A	$13,000,000
c/o Prudential Capital Group
4 Embarcadero Center, Suite 2700
San Francisco, CA 94111
Attention: Managing Director
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: PRIAC
Account No.: P86329 (please do not included spaces)
Notices
All notices with respect to payments to be addressed to:
Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Telephone: (973) 802-8107
Facsimile: (888) 889-3832
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Note is to be issued: None
Tax Identification No.: 06-1050034

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Universal Prudential Arizona Reinsurance Company	2007-A	$5,065,000
c/o Prudential Capital Group
4 Embarcadero Center, Suite 2700
San Francisco, CA 94111
Attention: Managing Director
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021
Account Name: UPRAC PLAZ Trust 2 — Privates
Account No.: P86393 (please do not included spaces)
Notices
All notices with respect to payments to be addressed to:
Universal Prudential Arizona Reinsurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Note is to be issued: None
Tax Identification No.: 41-2214052

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Zurich American Insurance Company	2007-A	$6,200,000
c/o Prudential Capital Group
4 Embarcadero Center, Suite 2700
San Francisco, CA 94111
Attention: Managing Director
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
Hare & Co.
c/o The Bank of New York
New York, New York
ABA No.: 021-000-018
BNF: IOC566
Attention: William Cashman
Reference: ZAIC Private Placements #399141
Notices
All notices with respect to payments and written confirmations of such wire transfers to be addressed to:
Zurich North America
Attention: Treasury T1-19
1400 American Lane
Schaumberg, Illinois 60196-1056
Contact: Mary Fran Callahan, Vice President-Treasurer
Telephone: (847) 605-6447
Facsimile: (847) 605-7895
E-mail: mary.callahan@zurichna.com
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Note is to be issued: Hare & Co.
Tax Identification No.: 13-6062916

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

American International Group, Inc.	2007-A	$40,000,000
c/o AIG Investments
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Portfolio
Operations
Facsimile: (713) 831-1072
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
The Bank of New York
ABA # 021-000-018
Account #: GL111566
For Further Credit to: AIG, INC. — MATCHED INVESTMENT PROGRAM;
                                   Account No. 260765
Ref: PPN # and Prin: $                    ; Int: $
Notices
All notices regarding payment of the Notes, audit confirmations and related correspondence to be addressed to:
AIG, Inc. — Matched Investment Program (260765)
c/o AIG Investments
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Portfolio Operations
Facsimile: (713) 831-1072 OR
Email:AIGGIGPVTPLACEMENTOPERATIONS@aig.com
With a duplicate copy of all notices regarding payment information to be addressed to:
AIG, Inc. — Matched Investment Program (260765)
c/o The Bank of New York
Attention: P & I Department
Facsimile: (718) 315-3076

All notices regarding compliance information to:
AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attention: Private Placements — Compliance
Email: Compliance-AIGGIG@aig.com
Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves an investment adviser.
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-2592361

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

ING USA Annuity and Life Insurance Company	2007-A	$12,000,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: ING USA/Acct. 136373
Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-0991508

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

ING USA Annuity and Life Insurance Company	2007-A	$6,000,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: ING USA/Acct. 136374
Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-0991508

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Reliastar Life Insurance Company	2007-A	$1,200,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: RLIC/Acct. 187035
Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-0451140

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Reliastar Life Insurance Company	2007-A	$1,000,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: RLIC REIN/Acct. 301612
Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-0451140

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Security Life of Denver Insurance Company	2007-A	$2,700,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)

For further credit to: SLD/Acct. 178157 Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 84-0499703

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

ING Life Insurance and Annuity Company	2007-A	$3,000,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: ILIAC/Acct. 216101
Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 71-0294708

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Reliastar Life Insurance Company of New York	2007-A	$1,100,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Private Placements
Facsimile: (770) 690-5057
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:
The Bank of New York Mellon
ABA # 021-000-018

Account:	IOC 566/INST’L CUSTODY (for scheduled principal and interest payments)

or

IOC 565/INST’L CUSTODY (for all payments other than scheduled principal and interest)
For further credit to: RLNY/Acct. 187038
Reference: PPN 387328 A#4
Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.
Notices
All notices regarding payment of the Notes to be addressed to:
ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, Georgia 30327-4347
Attention: Operations/Settlements
Facsimile: (770) 690-4886

All other notices and communications to be addressed as first provided above.
With a duplicate copy to be addressed to:
ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota 55401-2121
Attention: Robert Boucher
Facsimile: (612) 372-5368
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 53-0242530

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

The Guardian Life Insurance Company of America	2007-A	$20,000,000
7 Hanover Square
New York, New York 10004-2616
Attention: Thomas Donohue
Investment Department 20-D
Facsimile: (212) 919-2658/2656
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
JP Morgan Chase
FED ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, PPN # 387328 A#4, Granite Construction
Notices
All notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None.
Tax Identification No.: 13-5123390

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Principal Life Insurance Company	2007-A	$17,000,000
c/o Principal Global Investors, LLC		Denominations
Attention: Fixed Income Private Placements		$9,350,000
711 High Street, G-26		$2,925,000
Des Moines, Iowa 50392-0800		$1,100,000
		$850,000
		$200,000
		$525,000
		$400,000
		$250,000
		$165,000
		$560,000
		$575,000
		$100,000
Payments
All payments on or in respect of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:
ABA No.: 121000248
Wells Fargo Bank, N.A.
San Francisco, CA
For credit to Principal Life Insurance Company
Account No.: 0000014752
OBI PFGSE (S) B0070036( )
Attention: (PPN number 387328 A#4 — Granite Construction Company)
With sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.
Notices
All notices with respect to scheduled payments, prepayments and rate reset notices, to be addressed to:

Principal Global Investors, LLC
Attention: Fixed Income Private Placements
711 High Street, G-26
Des Moines, Iowa 50392-0960
With a copy to be addressed as first provided above, with a duplicate electronic copy to Privateplacements2@exchange.principal.com.
All other notices and communications to be addressed as first provided above, with a duplicate electronic copy to Privateplacements2@exchange.principal.com.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 42-0127290

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

United of Omaha Life Insurance Company	2007-A	$10,000,000
4 - Investment Accounting
Mutual of Omaha Plaza
Omaha, Nebraska 68175-1011
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
JP Morgan Chase
FED ABA #021000021
Private Income Processing
For credit to:
United of Omaha Life Insurance Company
Account # 900-9000200
a/c: G07097
PPN: 387328 A#4
Interest Amount:
Principal Amount:
Notices
All notices with respect to payment of principal and interest, corporate actions and reorganization notifications to be addressed to:
JPMorgan Chase Bank
14201 Dallas Parkway – 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing – G. Ruiz
a/c: G07097
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None.
Tax Identification No.: 47-0322111

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Allianz Life Insurance Company of North America	2007-A	$10,000,000
c/o Allianz of America, Inc.
Attention: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Telephone: (203) 221-8580
Facsimile: (203) 221-8539
E-mail: blandry@azoa.com
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
MAC & CO.
Mellon Bank, N.A.
ABA # 011001234
Mellon Bank Account No. AZAF6700012
DDA 125261
Cost Center 1253
Re: “Accompanying Information” below
For Credit to Portfolio Account: AZLife AZAF6700012
Accompanying Information:
Name of Issuer: Granite Construction Incorporated
Description of Security: 6.11% Series 2007-A Senior Notes due December 12, 2019
PPN: 387328 A#4
Due Date and Application (as among principal, make whole and interest) of the payment being made:
Notices
All notices with respect to payments on account of the Notes to be addressed to:

Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attention: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Telephone: (203) 221-8580
Facsimile: (203) 221-8539
E-mail: blandry@azoa.com
With a duplicate copy of all notices regarding payment information and all other notices and communications to:
Kathy Muhl
Supervisor — Income Group
Mellon Bank, N.A.
Three Mellon Center — Room 3418
Pittsburgh, Pennsylvania 15259
Telephone: (412) 234-5192
E-mail: muhl.kl@mellon.com
Name of Nominee in which Notes are to be issued: Mac & Co.
Tax Identification No.: 41-1366075

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

The State Life Insurance Company	2007-A	$2,000,000
c/o American United Life Insurance Company
One American Square
Post Office Box 368
Indianapolis, Indiana 46206
Attention: Mike Bullock, Securities Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Bank Name: Bank of New York
ABA Routing #: 021000018
Account No.: GLA111566
A/C Name: Institutional Custody Insurance Division
FFC Custody #: 343761
Custody Name: The State Life Insurance Co.
RE: (PPN# 387328 A#4 and Granite Construction Incorporated)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
Notices
All notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 35-0684263

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Farm Bureau Life Insurance Company of Michigan	2007-A	$3,300,000
c/o American United Life Insurance Company
One American Square
Post Office Box 368
Indianapolis, Indiana 46206
Attention: Mike Bullock, Securities Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Comerica Bank/Trust Operations
AC: 2158598532
BNF: Farm Bureau Life Insurance Company of Michigan
AC: 1085001633
BBI: Trade Settlement (313) 222-4757
Bank Routing Number: 0720-0009-6
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
Notices
All notices with respect to payments and written confirmation of payments to be addressed to:
Farm Bureau Life Insurance Company of Michigan
Attention: Steve Harkness
P.O. Box 30400
Lansing, Michigan 48909
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 38-6056370

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Lafayette Life Insurance Company	2007-A	$1,700,000
c/o American United Life Insurance Company
One American Square
Post Office Box 368
Indianapolis, Indiana 46206
Attention: Mike Bullock, Securities Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Bank Name: JPMorgan Chase Bank
ABA Routing #: 021000021
SWIFT CODE CHASUS33 (for international payors)
Account No.: 631557105
Beneficiary: Lafayette Life Insurance Company
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
Notices
All notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 35-0457540

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

American United Life Insurance Company	2007-A	$3,000,000
One American Square
Post Office Box 368
Indianapolis, Indiana 46206
Attention: Mike Bullock, Securities Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
Bank Name: Bank of New York
ABA Routing #: 021000018
Account No.: GLA111566
A/C Name: Institutional Custody Insurance Division
FFC Custody #: 186683
Custody Name: American United Life Insurance Co.
RE: (PPN # 387328 A#4 and Granite Construction Incorporated)
with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.
Notices
All notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Tax Identification No.: 35-0145825

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

American Family Life Insurance Company	2007-A	$4,000,000
6000 American Parkway
Madison, Wisconsin 53783-0001
Attention: Investment Division — Private
Placements
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
US Bank, N.A.
Trust Services
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
ABA#: 091000022
Beneficiary Account #: 180183083765
FFC to American Family Trust Account # 000018012500 for AFLIC-Traditional
Credit for PPN #387328 A#4
Each such wire shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and applicable among principal and interest of the payment being made.
Notices
All notices and communications with respect to payments and written confirmation of each such payment, as well as quarterly and annual financial statements to be addressed as first provided above.
All audit confirmations should sent to “Attention: Treasury Department” at the address first provided above.
Name of Nominee in which Notes are to be issued: BAND & Co.
Tax Identification No.: 39-6040365

Name and Address of Purchaser		Principal Amount of
	Series	Notes to be Purchased

Assurity Life Insurance Company	2007-A	$2,000,000
4000 Pine Lake Road
P.O. Box 82533
Lincoln, Nebraska 68501-2533
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Granite Construction Incorporated, 6.11% Series 2007-A Senior Notes due December 12, 2019, PPN 387328 A#4, principal, premium or interest”) to:
US BANK NATIONAL ASSOCIATION
13th & M Streets
Lincoln, Nebraska 68058
ABA No. 104000029
Account of: Assurity Life Insurance Company
General Fund Account: 1-494-0092-9092
Notices
All notices with respect to payment and written confirmations of such wire transfers should be addressed to:
Assurity Life Insurance Company
4000 Pine Lake Road
P.O. Box 82533
Lincoln, Nebraska 68156
Attention: Investment Division
Facsimile: (402) 458-2170
Telephone: (402) 437-3682
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None.
Tax Identification No.: 38-1843471

Defined Terms
     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
     “Additional Notes” is defined in Section 2.2(b).
     “Additional Purchasers “ shall mean purchasers of Additional Notes.
     “Affiliate” shall mean, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any other Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person or any other Person of which such first Person beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests and (c) any officer or director of such first Person and any Person fulfilling an equivalent function of an officer or director; provided that “Affiliate,” in relation to the Company, shall not include any Subsidiary, As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
     “Anti-Terrorism Order” shall mean Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49,079 (2001), as amended.
     “Asset Disposition “ shall mean any Transfer except:
     (a) any
     (1) Transfer from a Subsidiary to the Company or to a Wholly-Owned Subsidiary; and
     (2) Transfer from the Company to a Wholly-Owned Subsidiary so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default would exist;
     (b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete; and
     (c) any Transfer in one lot of all of the voting Securities of TIC, directly or indirectly, owned or held by the Company to TIC pursuant to that certain Stock Purchase
Schedule B
(to Note Purchase Agreement)

Agreement dated as of December 23, 1996 between the Company and TIC, as amended, supplemented, restated or otherwise modified from time to time.
     “Attributable Debt” shall mean, as to any particular Long-Term Lease relating to a Sale-and-Leaseback Transaction, the present value of all Lease Rentals required to be paid by the Company or any Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease if known or, if not known, of 12% per annum).
     “Bank Credit Agreement” shall mean that certain Credit Agreement dated as of June 24, 2005 among the Company, Bank of America, N.A., as Administrative Agent, as Swing Line Lender, as L/C Issuer, and as a Lender, BNP Paribas, Harris N.A., Union Bank of California, N.A. and U.S. Bank, N.A., as Co-Syndication Agents and the other Lenders party thereto and Bane of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, as amended by that certain Amendment No. 1 to Credit Agreement dated as of June 23, 2006, as the same may be further amended, supplemented, restated or otherwise modified from time to time, and any credit agreement or other like agreement entered into by the Company which is substantially similar to or replaces the Credit Agreement.
     “Bank Guaranty” shall mean any Guaranty of me Debt outstanding under the Bank Credit Agreement by a Subsidiary.
     “Business Day” shall mean (a) for the purposes of Section 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in San Francisco, California or New York, New York are required or authorized to be closed.
     “Capital Lease” shall mean, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.
     “Capital Lease Obligation” shall mean, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.
     “Change in Control Proposed Prepayment Date” is defined in Section 8.3(c).
     “Closing” is defined in Section 3.
     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
     “Company” shall mean Granite Construction Incorporated, a Delaware corporation, or any successor that becomes such in the manner prescribed in Section 10.7.
     “Confidential Information ” is defined in Section 20.

     “Consolidated Net Income” for any period shall mean the gross revenues of the Company and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis after eliminating earnings or losses attributable to outstanding Minority Interests.
     “Consolidated Net Worth ” shall mean, as of the date of any determination thereof,
     (a) the sum of (1) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury slock and capital stock subscribed and unissued) of the Company and its Subsidiaries plus (2) the amount of the paid-in capital and retained earnings of the Company and its Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus
     (b) unearned compensation, minus
     (c) to the extent included in clause (a) above, all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Subsidiaries, minus
     (d) the value of all Restricted Investments of the Company and its Subsidiaries acquired after the date of the Closing in excess of an amount equal to 10% of the amount determined pursuant to clauses (a), (b) and (c) of this definition.
     “Consolidated Total Assets” shall mean, as of the date of any determination thereof, (a) the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to Minority Interests, if any, in the stock and surplus of Subsidiaries.
     “Consolidated Total Capitalization ” shall mean, as the date of any determination thereof, the sum of (a) Consolidated Net Worth and (b) Consolidated Total Debt.
     “Consolidated Total Debt” shall mean, as of the date of any determination thereof, the total of all Debt of the Company and its Subsidiaries (including, without limitation, all Subsidiaries that are organized as joint ventures) outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries, and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.
     “Debt” shall mean, with respect to any Person, without duplication,
     (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;
     (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) its Capitalized Lease Obligations;
     (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);
     (e) its recourse obligations under Receivables Securitization Transactions;
     (f) in respect of the Company or any Subsidiary, its Attributable Debt; and
     (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof in an amount equal to the amount guaranteed.
     Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.
     “Debt Prepayment Application” shall mean, with respect to any Transfer of property, the application by the Company or its Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Debt (other than Senior Debt owing to the Company, any of its Subsidiaries or any Affiliate).
     “Default” shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
     “Default Rate” shall mean (a) with respect to the Series 2007-A Notes, that rate of interest that is the greater of (1) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes and (2) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in San Francisco, California as its “reference” rate and (b) with respect to the Notes of any Series or tranche of Additional Notes, as set forth in the Supplement pursuant to which such Series or tranche of Additional Notes was issued.
     “Disclosure Documents” is defined in Section 5.3.
     “Disposition Value” shall mean, as of any date of determination, with respect to any property
     (a) in the case of property that does not constitute Subsidiary Stock, the Fair Market Value thereof, valued at the time of such disposition in good faith by the Company, and
     (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof in good faith by the Company.
     “Electronic Delivery” is defined in Section 7.1(a).
     “Environmental Laws” shall mean any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.
     “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.
     “Event of Default” is defined in Section 11.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Existing Note Agreements” shall mean that certain Note Purchase Agreement dated as of May 1, 2001 between the Company and the purchasers listed on Schedule A thereto and that certain Amended and Restated Note Agreement dated as of November 1, 2001 between the Company and the purchasers listed on Schedule A thereto, in each case, as amended, supplemented, restated or otherwise modified from time to time.
     “Fair Market Value” shall mean, as of any date of determination and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).
     “GAAP” shall mean generally accepted accounting principles as in effect from time to time in the United States of America.
     “Governmental Authority” shall mean
     (a) the government of
     (1) the United States of America or any State or other political subdivision thereof, or
     (2) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
     “Guarantors” is defined in Section 2.3.
     “Guaranty” shall mean, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:
     (a) to purchase such Debt or obligation or any property constituting security therefor;
     (b) to advance or supply funds (1) for the purchase or payment of such Debt or obligation, or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;
     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or
     (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.
     In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
     “Guaranty Accession Agreement” shall mean a Guaranty Accession Agreement in the form attached as Exhibit B to the Guaranty Agreement.
     “Guaranty Agreement” is defined in Section 2.3.
     “Hazardous Material” shall mean any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
     “holder” shall mean, with respect to any Note, the Person in whose name such Note is registered in the Note Register maintained by the Company pursuant to Section 13.1.
     “INHAM Exemption” is defined in Section 6.3(e).

     “Institutional Investor” shall mean (a) any Purchaser or Additional Purchaser, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note.
     “Investment” shall mean any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, Debt or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or (b) in any property.
     “Lease Rentals” shall mean, with respect to any period, the sum of the rental and other obligations required to be paid during such period by the Company or any Subsidiary, as lessee, under all leases of real or personal property (other than Capital Leases), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, provided that, if at the date of determination, any such rental or other obligations (or portion thereof) are contingent or not otherwise definitely determinable by the terms of the related lease, the amount of such obligations (or such portion thereof) (1) shall be assumed to be equal to the amount of such obligations for the period of 12 consecutive calendar months immediately preceding the date of determination or (2) if the related lease was not in effect during such preceding 12-month period, shall be the amount estimated by a Senior Financial Officer on a reasonable basis and in good faith.
     “Lien” shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
     “Long-Term Lease” shall mean any lease of property having an original term, including any period for which the lease may be renewed or extended at the option of the lessee, of more than three years.
     “Make-Whole Amount” shall have the meaning (a) set forth in Section 8.7 with respect to the Series 2007-A Notes and (b) set forth in the applicable Supplement with respect to any other Series or tranche of Additional Notes.
     “Material” shall mean material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries, taken as a whole.
     “Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement (including all Supplements) and the Notes, or (c) the validity or enforceability of this Agreement (including all Supplements), the Guaranty Agreement or the Notes.
     “Material Subsidiary” shall mean each Subsidiary identified as a Material Subsidiary on Schedule 5.4, each Subsidiary that is an obligor or guarantor of any Debt existing under the Bank Credit Agreement or an Existing Note Agreement and each other Subsidiary which meets either of the following conditions:
     (a) such Subsidiary’s total net revenues for the period of the immediately preceding four fiscal quarters is equal to or greater than 10% of the consolidated total net revenues of the Company and its Subsidiaries for such period determined in accordance with GAAP, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries; or
     (b) such Subsidiary’s total assets, as of the last day of the immediately preceding fiscal quarter, is equal to or greater than 10% of Consolidated Total Assets, in each case as reflected in the most recent annual or quarterly financial statements of the Company and its Subsidiaries.
     “Memorandum” is defined in Section 5.3.
     “Minority Interests” shall mean any shares of stock of any class of a Subsidiary (other than directors’ qualifying shares as required by law) that are not owned by the Company and/or one or more of its Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in preferred stock.
     “Multiemployer Plan” shall mean any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).
     “NAIC” shall mean the National Association of Insurance Commissioners or any successor thereto.
     “NAIC Annual Statement” is defined in Section 6.2(a).
     “Net Proceeds Amount” shall mean, with respect to any Transfer of any property by any Person, an amount equal to the difference of
     (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) allocated to such Person in respect of such Transfer, net of any applicable taxes incurred in connection with such Transfer, minus
     (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     “Note Register” is defined in Section 13.1.
     “Notes” is defined in Section 1.
     “Officer’s Certificate” shall mean a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
     “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
     “Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
     “Plan” shall mean an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
     “Preferred Stock” shall mean any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.
     “Priority Debt” shall mean (without duplication), as of the date of any determination thereof, the sum of (a) all unsecured Debt of Subsidiaries (including Attributable Debt of Subsidiaries and all guaranties of Debt of the Company) but excluding (1) unsecured Debt owing to the Company or any Wholly-Owned Subsidiary, (2) unsecured Debt outstanding at the time such Person became a Subsidiary, provided that such Debt shall have not been incurred in contemplation of such Person becoming a Subsidiary and (3) all guaranties of Debt of the Company by any Subsidiary which has also guaranteed the Notes pursuant to the Guaranty Agreement, (b) all Debt of the Company and its Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.5 and (c) all Attributable Debt of the Company.
     “property” or “properties” shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
     “Property Reinvestment Application” shall mean, with respect to any Transfer of property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any Subsidiary of operating assets of the Company or any Subsidiary to be used in the principal business of such Person.
     “PTE” is defined in Section 6.2(a).
     “Purchaser” or “Purchasers” is defined in the first paragraph of this Agreement.
     “QPAM Exemption” is defined in Section 6.2(d).

     “Qualified Institutional Buyer” shall mean any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.
     “Receivables Securitization Transaction” shall mean any transaction pursuant to which (a) accounts receivables are sold or transferred and (b) the seller either (1) retains an interest in the receivables so sold or transferred or (2) assumes any liability in connection with such sale or transfer.
     “Related Fund” shall mean, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
     “Required Holders” shall mean, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, any of its Subsidiaries or any of its Affiliates).
     “Responsible Officer” shall mean any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
     “Restricted Investments” (a) shall mean all Investments except the following:
     (1) property to be used in the ordinary course of business of the Company and its Subsidiaries;
     (2) current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Subsidiaries;
     (3) Investments in one or more Subsidiaries or any Person that concurrently with such Investment becomes a Subsidiary;
     (4) Investments existing on the date of the Closing and disclosed in Schedule 5.16; and
     (5) Investments permitted by the Company’s “Investment Policy Guidelines” set forth on Exhibit 3 attached hereto and such additional Investments as may from time to time be permitted under the Company’s investment policy guidelines; provided that the Required Holders shall have consented to such additional Investments.
     (b) As of any date of determination, each Restricted Investment shall be valued at the greater of:
     (1) the amount at which such Restricted Investment is shown on the books of the Company or any of its Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and
     (2) either

     (i) in the case of any Guaranty of the obligation of any Person, the amount which the Company or any of its Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Subsidiary of any such payments, or
     (ii) in the case of any other Restricted Investment, the excess of (A) the greater of (I) the amount originally entered on the books of the Company or any of its Subsidiaries with respect thereto and (II) the cost thereof to the Company or its Subsidiary over (B) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.
     “Sale-and-Leaseback Transaction” shall mean a transaction or series of transactions pursuant to which the Company or any Subsidiary shall sell or transfer to any Person (other than the Company or a Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Subsidiary shall, within 180 days of such sale or transfer, rent or lease, as lessee, (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.
     “SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.
     “Securities Act” means the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder from time to time in effect.
     “Security” has the meaning set forth in Section 2(1) of the Securities Act.
     “Senior Debt” shall mean all Debt of the Company, other than Subordinated Debt.
     “Senior Financial Officer” shall mean the chief financial officer, principal accounting officer, treasurer or controller of the Company.
     “Series” shall mean any series of Notes issued pursuant to this Agreement or any Supplement.
     “Series 2007-A Notes” is defined in Section 1.
     “Source” is defined in Section 6.2.
     “Subordinated Debt” shall mean any Debt of the Company that is in any manner subordinated in right of payment or security in any respect to the Debt evidenced by the Notes.
     “Subsidiary” shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a

50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
     “Subsidiary Stock” shall mean, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.
     “Successor Corporation” is defined in Section 10.7(d).
     “Supplement” is defined in Section 2.2(a).
     “SVO” shall mean the Securities Valuation Office of the NAIC or any successor to such office.
     “TIC” shall mean TIC Holdings, Inc., a Delaware corporation.
     “tranche” shall mean all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments.
     “Transfer” shall mean, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Company may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.
     “USA Patriot Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “Wilder” shall mean Wilder Construction Co., a Washington corporation, and any successor thereto.
     “Wholly-Owned” when used in connection with any Subsidiary shall mean, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Disclosure Materials
The following documents, together with the Agreement and the Memorandum, constitute Disclosure Documents for purposes of the Agreement:
The following reports and other documents previously filed with the SEC (the “SEC Reports”):
     (a) The Company’s annual report on Form 10-K for the year ended December 31, 2006;
     (b) The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2007;
     (c) The Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007;
     (d) The Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2007; and
     (e) The definitive proxy statement for the annual meeting of the Company’s shareholders held on May 21, 2007.
Schedule 5.3
(to Note Purchase Agreement)

Subsidiaries and affiliates of the Company;
Ownership of Subsidiary Stock*;
Directors and executive officers
Granite Construction Incorporated
Schedule 5.4
Subsidiaries and Affiliates of the Company; Ownership of Subsidiary Stock; Directors and Executive Officers

			Ownership by Company and/or Subsidiary
	Jurisdiction					Capital
	of					Structure
Name	Organization	Capital Structure	Name	Ownership	Position	Type
GILC, Incorporated (“GILC”) *	California	C Corp	GCI	100.00%	investor	MS
Granite Construction Company (“GCCo”) *	California	C Corp	GCI	100.00%	investor	MS
ABC Marine LLC	Louisiana	Joint Venture	GCCo	41.00%	member	A
Audubon Bridge Constructors, a Joint Venture	Louisiana	Joint Venture	GCCo	25.00%	partner	A
Brosamer/Granite, a Joint Venture	California	Joint Venture	GCCo	100.00%	partner	S
California Corridor Constructors, a Joint Venture	California	LLC	GCCo	30.00%	partner	A
FCI Constructors/Granite, a Joint Venture	California	Joint Venture	GCCo	60.00%	sponsor	S
Gateway Constructors	California	Joint Venture	GCCo	50.00%	sponsor	S
GKS Constructors	Florida	Joint Venture	GCCo	60.00%	sponsor	S
Granite-Archer Western, a Joint Venture	Mississippi	Joint Venture	GCCo	82.00%	sponsor	S
Granite-Brosamer, a Joint Venture	California	Joint Venture	GCCo	67.50%	sponsor	S
Granite Construction Company and J.D. Abrams,	Texas	Limited Partnership	GCCo	62.00%	sponsor	S
Granite-Frontier Kemper, a Joint Venture	Arkansas	Joint Venture	GCCo	60.00%	sponsor	S
Granite-Meyers, a Joint Venture	California	Joint Venture	GCCo	41.20%	sponsor	S
Granite-Meyers-Rados, a Joint Venture	California	Joint Venture	GCCo	55.00%	sponsor	S
Granite-PCL, a Joint Venture	Florida	Joint Venture	GCCo	64.70%	sponsor	S
Granite/Q&D, a Joint Venture	Nevada	Joint Venture	GCCo	71.40%	sponsor	S
Granite-Rizzani de Eccher, a Joint Venture	Florida	Joint Venture	GCCo	60.00%	sponsor	S
Granite2-Sundt, a Joint Venture	Arizona	Joint Venture	GCCo	65.00%	sponsor	S
Hill Country Constructors	Texas	Joint Venture	GCCo	70.00%	sponsor	S
Intercounty Constructors	Maryland	Joint Venture	GCCo	55.00%	sponsor	S
K-G-W Leasing, a Joint Venture	Utah	Joint Venture	GCCo	23.00%	partner	A
Kiewit-Granite, a Joint Venture	California	Joint Venture	GCCo	25.00%	partner	A
Largo Properties, LLC	Maryland	Limited Liability Company	GCCo	33.30%	member	A
Las Vegas Monorail Team, a Joint Venture	Nevada	Joint Venture	GCCo	44.80%	sponsor	A
LGS, a Joint Venture	Maryland	Joint Venture	GCCo	30.00%	partner	A
Market Street Constructors	Pennslyvania	Joint Venture	GCCo	99.00%	sponsor	S
Minnesota Transit Constructors, a Joint Venture	Minnesota	Joint Venture	GCCo	56.50%	sponsor	S

*	Material Subsidiary
Schedule 5.4
(to Note Purchase Agreement)

			Ownership by Company and/or Subsidiary
	Jurisdiction					Capital
	of					Structure
Name	Organization	Capital Structure	Name	Ownership	Position	Type
Riverside Motorsports Park, LLC	California	Limited Liability Company	GCCo	2.50%	member	A
Sierra Blanca Constructors, a Joint Venture	New Mexico	Joint Venture	GCCo	52.00%	sponsor	S
South Corridor Constructors, a Joint Venture	Oregon	Joint Venture	GCCo	25.00%	partner	A
TGM Constructors	Kentucky	Joint Venture	GCCo	25.00%	partner	A
Tri-County Rail Constructors, a Joint Venture	Florida	Joint Venture	GCCo	30.00%	partner	A
Virginia Approach Constructors	Maryland	Joint Venture	GCCo	79.00%	partner	S
Wasatch Constructors, a Joint Venture	Utah	Joint Venture	GCCo	23.00%	partner	A
Washington-Granite, a Joint Venture	California	Joint Venture	GCCo	40.00%	partner	A
Weber County Constructors	Utah	Joint Venture	GCCo	75.00%	sponsor	S
Wilder Construction Company (“Wilder”)	Washington	C Corp	GCCo	75.00%	investor	S
Wilder Realty	Washington	C Corp	Wilder	100.00%	investor	S
Axton Aggregate Partnership	Washington	General Partnership	Wilder	50.00%	GP	A
Axton Aggregate Company	Washington	General Partnership	Wilder	50.00%	GP	A
HLA /Wilder, a Joint Venture	Washington	Joint Venture	Wilder	55.00%	partner	A
Yaquina River Constructors, a Joint Venture	Oregon	Joint Venture	GCCo	90.00%	sponsor	S
Yonkers/Granite, a Joint Venture	New Jersey	Joint Venture	GCCo	60.00%	sponsor	S
Granite Northwest, Inc. *	Washington	C Corp	GCI	100.00%	investor	MS
Granite Construction International	California	C Corp	GCI	100.00%	investor	S
Granite Road Builders, Ltd.	BC, Candada	Subsidiary	GCIntl	100.00%	investor	S
Granite Construction Northeast, Inc. *	New York	C Corp	GCI	100.00%	investor	MS
Granite Halmar-Fujitec America, a Joint Venture	New York	Joint Venture	GHC	100.00%	partner	S
Granite Halmar/Schiavone, a Joint Venture	New York	Joint Venture	GHC	60.00%	partner	S
Phoenix Constructors	New York	Joint Venture	GHC	20.00%	partner	A
Schiavone/Granite Halmar, a Joint Venture	New York	Joint Venture	GHC	40.00%	partner	A
Granite Land Company (“GLC”) *	California	C Corp	GCI	100.00%	investor	MS
GGV Greenwood, LLC	California	Limited Liability Company	GLC	90.00%	managing	S
GLC Argyle 114, Ltd.	Texas	Limited Liability Company	GLC	99.80%	LP	S
Realty Capital Argyle 114, Ltd	Texas	Limited Liability Company	GLC Argyle 114, Ltd.	41.67%	LP	A
GLC Belmont, LTD.	Texas	Limited Partnership	GLC	99.80%	LP	S
Realty Capital Belmont, Ltd	Texas	Limited Partnership	GLC Belmont	41.67%	LP	A
GLC Brandywine, LLC	California	Limited Liability Company	GLC	90.00%	managing	S
GLC/Corpac Pine Grove, LLC	California	Limited Liability Company	GLC	90.00%	managing	S
GLC/Duc La Quinta LLC	California	Limited Liability Company	GLC	90.00%	managing	S
GLC/EPC McCormick Woods, LLC	Washington	Limited Liability Company	GLC	100.00%	managing	S
GEM1, LLC	Washington	Limited Liability Company	GLC/EPC	70.00%	LLC	S
GLC/Foothill Monterey, LLC	California	Limited Liability Company	GLC	99.00%	LLC	S
 5.4-2

		Ownership by Company and/or Subsidiary
	Jurisdiction					Capital
	of					Structure
Name	Organization	Capital Structure	Name	Ownership	Position	Type
GLC Fort Worth, LLC (“GLCFW, LLC”)	Texas	Limited Liability Company	GLC	100.00%	GP	S
Presidio Vista I, LTD	Texas	Limited Partnership	GLC	89.00%	L.P	S
			GLCFW, LLC	1.00%	GP
GLC/LP Rancho Road, LLC	California	Limited Liability Company	GLC	99.00%	managing	S
GLC/LP Shasta View, LLC	California	Limited Liability Company	GLC	100.00%	managing	S
GLC Summer Creek, LLC	Texas	Limited Liability Company	GLC	100.00%	managing	S
Summer Sycamore I, LTD	Texas	Limited Partnership	GLC, LLC	89.00%	LP	S
GLC Vista Crossroads, LLC	Texas	Limited Liability Company	GLC	100.00%	managing	S
Vista Crossroads I, LTD	Texas	Limited Partnership	GLC, LLC	89.00%	LP	S
Granite Grado Ventures, LLC (“GGV, LLC”)	California	Limited Liability Company	GLC	90.00%	managing	S
Granite Grado Ventures Project I, LLC	California	Limited Liability Company	GGV, LLC	100.00%	managing	S
Granite Grado Ventures Project II, LLC	California	Limited Liability Company	GGV, LLC	90.00%	managing	S
Granite/Mandalay Bay Finance, LLC	California	Limited Liability Company	GLC	70.00%	member	S
Granite/Mandalay, LLC (“GM, LLC “)	California	Limited Liability Company	GLC	90.00%	member	S
Oly/Granite General Partnership	California	Limited Partnership	GM, LLC	10.00%	LP	A
Oly/Mandalay Bay General Partnership	California	Limited Partnership	GM, LLC	10.00%	LP	A
Granite/PBC Pajaro, LLC	California	Limited Liability Company	GLC	66.265%	LP	S
Highpoint Oaks, LTD	Texas	Limited Partnership	GLC	66.265%	LP	S
Lodi Victor Ventures, LLC	California	Limited Liability Company	GLC	90.00%	managing	S
Main Street Ventures, LLC	California	Limited Liability Company	GLC	90.00%	managing	S
Main Street Ventures-Project I, LLC	California	Limited Liability Company	MSV, LLC	10.00%	LP	A
Main Street Ventures-Project II, LLC	California	Limited Liability Company	MSV, LLC	10.00%	LP	A
Regional Park Limited	California	Limited Partnership	GLC	25.00%	LP	A
VAC, LLC	California	Limited Liability Company	GLC	90.00%	LLC	S
Villebois Village Center, LLC	Oregon	Limited Liability Company	GLC	48.00%	LLC	A
XS Ranch Fund VI, L.P.	Delaware	Limited Partnership	GLC	6.70%	LP	A
Granite SR 91 Corporation (“GSR91”)	California	C Corp	GCI	100.00%	investor	S
Granite SR 91, LP (“SR91, LP”)	California	Limited Partnership	GCI	99.00%	LP	S
			GSR91	1.00%	GP
California Private Transportation Company, LP	California	Limited Partnership	SR91, LP	22.22%	LP	A
GTC, Inc. (“GTC”)	Texas	C Corp	GCI	100.00%	investor	S
Intermountain Slurry Seal, Inc. *	Wyoming	C Corp	GCI	100.00%	investor	MS
Paramount-Nevada Asphalt Company, LLC	Nevada	Limited Liability Company	GCI	50.00%	member	A
Pozzolan Products Company (P.P.C.) *	Utah	C Corp	GCI	100.00%	investor	MS
TIC Holdings, Inc	Delaware	C Corp	GCI	10.00%	investor	A
Wilcott Corporation	Colorado	C Corp	GCI	100.00%	investor	S
 5.4-3

*MS: Material Subsidiary
S: Subsidiary
A: Affiliate
The Company’s Directors and Officers

DIRECTO
RS		OFFICERS

Watts, David H.	Niebla, J. F.	Watts, David H.	Franich, John
	Cusumano, Gary M.	Dorey, William G.
Dorey, William G.			Futch, Michael
Barton, William E.
McDonald, Rebecca	Kelsey, David H.		Grazian, David R.
Bradford, James W.
Powell, William H.		Boitano, Mark E.	Kramer, Randy

Bjork, Claes G.		Desai, Jigisha	Marshall, Kent
		Donnino,	McCann-Jenni, Mary
Michael F.

		Dowd, Brian	Roberts, James H.
Agreements Restricting Dividend Payments
None

5.4-4

Financial Statements
All of the financial statements contained in the SEC Reports identified on Schedule 5.3.
Schedule 5.5
(to Note Purchase Agreement)

Existing Debt

Item			Interest		Balance
No.	Lender’s Name	Description	Rate	Maturity	10/31/07
1	Benna Investments	Real Estate property	6.50%	12/01/07	21,875
2	Rosemary’s Mountain	Aggregate property	8.82%	06/01/01	800,000
3	Wells - Anderson/Watson	Aggregate property	6.50%	12/15/19	162,234
4	Wells - Linda Watson Private Placement Due	Aggregate property Refinance debt & general corporate	6.50%	12/22/19	100,415
5	03/15/10 Private Placement Due	purposes Refinance debt & general corporate	6.54%	03/15/10	20,000,000
6	05/01/13 Bank of America Letter of	purposes Self insured Worker’s	6.96%	05/01/13	50,000,000
7	Credit Bank of America Letter of	Compensation	5.96%	03/15/08	220,000
8	Credit Bank of America Letter of	City of Patterson	5.96%	02/04/08	200,000
9	Credit Syndicated Bank	Silica deposit	5.96%	10/01/08	4,000,000
10	Facility(Revolver)	For general corporate purposes	5.96%	06/24/11	75,000,000
11	Main St. Ventures	Land development property	8.06%	07/21/09	2,667,319
12	Main St. Ventures II GLC/EPC McCormick -	Land development property	9.00 variable %	08/17/08	888,660
14	GEM1 #1 GLC/EPC McCormick -	Land development property	9.75 variable %	06/30/08	1,912,152
15	GEM1 #2	Land development property	9.75 variable %	10/15/07	2,622,579

16	GLC/CORPAC Pine Grove	Land development property	9.25 variable %	03/15/08	2,499,367

17	GLC/CORPAC Pine Grove II	Land development property	9.25%	01/15/09	609,633
18	GGV Greenwood	Land development property	9.00%	09/10/09	500,000
19	Foothill Monterey	Land development property	8.65%	02/18/08	2,074,449
20	Granite Grado Ventures II	Land development property	9.00%	05/02/08	880,000
21	Bradywine - Kash	Land development property	12.00%	02/01/11	1,950,000
22	Bradywine - Souza	Land development property	9.00 variable %	11/15/09	3,300,000

24	Summer Sycamore	Land development property	9.25%	02/01/08	1,972,675
					$172,381,358
Schedule 5.15
(to Note Purchase Agreement)

Existing Investments

		Market
Company	Descriptions	10/31/07
Paramount-Nevada Asphalt	LLP	3,422,191
TIC Holdings, Inc.	Minority Interest	4,173,096
Realty Capital Argyle	LP	1,379,469
Highpoint Oaks, Ltd.	LP	1,707,872
ABC Marine, LLC	LLC	211,881
Realty Capital Belmont	LP	4,943,565
GLC Vollebois Village	LLC	5,047,824
XS Ranch Fund VI	LP	1,724,835
Granite Regional Park	LP	918,652
		$23,529,385
Schedule 5.16
(to Note Purchase Agreement)

Form of Series 2007-A Note
Granite Construction Incorporated
6.11% Series 2007-A Senior Note due December 12, 2019

No. 2007-AR-	, 20 ___
$	PPN 387328 A# 4
     For value received, the undersigned, Granite Construction Incorporated (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to                                                              or registered assigns, the principal sum of                                          Dollars (or so much thereof as shall not have been prepaid) on December 12, 2019 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.11% per annum from the date hereof, payable semiannually, on the twelfth day of June and December in each year, commencing with the June 12th or December 12th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.11% and (ii) 2.00% over the rate of interest publicly announced by Bank of America, N.A. from time to time in San Francisco, California as its “reference” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of the 6.11% Series 2007-A Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 12, 2007 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving
Exhibit 1
(to Note Purchase Agreement)

payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement. Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Granite Construction Incorporated

By

Its

By

Its

E-1-2

Form of Subsidiary Guaranty Agreement
Subsidiary Guaranty Agreement
Re: $200,000,000 6.11% Series 2007-A Senior Notes
Due December 12, 2019
and
Additional Notes
of
Granite Construction Incorporated
     This Subsidiary Guaranty Agreement dated as of December 12, 2007 (the or this “Guaranty”) is entered into on a joint and several basis by each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a “Guaranty Supplement”) (which parties are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors ”).
Recitals
     A. Each Guarantor is a subsidiary of Granite Construction Incorporated, a Delaware corporation (the “Company”), and a Material Subsidiary (as defined in the hereinafter defined Note Agreement).
     B. The Company has entered into that certain Note Purchase Agreement dated as of December 12, 2007 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Note Agreement”) between the Company and each of the purchasers named on Schedule A attached to said Note Agreement (the “2007-A Note Purchasers”), providing for, among other things, the issue and sale by the Company to the 2007-A Note Purchasers of $200,000,000 aggregate principal amount of its 6.11% Series 2007-A Senior Notes, due December 12, 2019 (as amended, modified, supplemented or restated from time to time, the “Series 2007-A Notes”).
     C. Pursuant to the Note Agreement, the Company may, from time to time, issue one or more additional Series (as defined in the Note Agreement) of its unsecured promissory notes (as amended, modified, supplemented or restated from time to time, the “Additional Notes, ” and collectively with the Series 2007-A Notes, the “Notes ”) to purchasers (“Additional Purchasers ”) pursuant to a supplement (a “Supplement”), provided that the aggregate principal amount of Additional Notes issued pursuant to Supplements in accordance with the terms of Section 2.2 of the Note Agreement shall not exceed $100,000,000. In connection with the issuance of each Series of Additional Notes, the Guarantors will execute and deliver a Guaranty Accession Agreement in the form attached hereto as Exhibit B confirming that such Series of Additional Notes constitutes Notes hereunder and are entitled to the benefits hereof. The 2007-A Note
Exhibit 2
(to Note Purchase Agreement)

Purchasers and the Additional Purchasers together with their respective successors and assigns are collectively referred to herein as the “Holders.”
     D. The 2007-A Note Purchasers have required as a condition of their purchase of the Series 2007-A Notes and it is a condition of each Additional Purchaser’s purchase of Additional Notes that the Company cause each of the undersigned to enter into this Guaranty and to cause from time to time each Material Subsidiary to enter into a Guaranty Supplement, in each case as security for the Notes, and the Company has agreed to cause each of the undersigned to execute this Guaranty and to cause each from time to time Material Subsidiary to execute a Guaranty Supplement, in each case in order to induce the 2007-A Note Purchasers and the Additional Purchasers to purchase the Notes and thereby benefit the Company and its Subsidiaries (as defined in the Note Agreement) by providing funds to the Company for the purposes described in Section 5.14 of the Note Agreement or in the case of any Additional Notes, for the purposes described in the related Supplement.
     NOW, THEREFORE, as required by Section 4.4 of the Note Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:
SECTION 1. DEFINITIONS.
     Capitalized terms used herein shall have the meanings set forth in the Note Agreement unless herein defined or the context shall otherwise require.
SECTION 2. GUARANTY OF NOTES AND NOTE AGREEMENT.
     (a) Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Agreement (including any Supplement) and (3) the full and prompt payment, upon demand by any Holder of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Agreement (including any Supplement) or under this Guaranty or in any consultation or action in connection therewith or herewith.

E-2-2

     (b) To the extent that any Guarantor shall make a payment hereunder (a “Payment”) which, taking into account all other Payments previously or concurrently made by any of the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate obligations satisfied by such Payment in the same proportion as such Guarantor’s Allocable Amount (as hereinafter defined) in effect immediately prior to such Payment bore to the Aggregate Allocable Amount (as hereinafter defined) of all of the Guarantors in effect immediately prior to the making of such Payment, then such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Payment; provided that each Guarantor covenants and agrees that such right of contribution and indemnification and any and all claims of such Guarantor against any other Guarantor, any endorser or against any of their property shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all of the Notes and satisfaction by the Company of its obligations under the Note Purchase Agreement (including each Supplement) and by the Guarantors of their obligations under this Guaranty and the Guarantors shall not take any action to enforce such right of contribution and indemnification, and the Guarantors shall not accept any payment in respect of such right of contribution and indemnification, until all of the Notes and all amounts payable by the Guarantors hereunder have indefeasibly been finally paid in cash in full and all of the obligations of the Company under the Note Purchase Agreement (including each Supplement) and of the Guarantors under this Guaranty have been satisfied
     As of any date of determination, (1) the “Allocable Amount” of any Guarantor shall be equal to the maximum amount which could then be claimed by the Holders under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sec. 101 et. seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law; and (2) the “Aggregate Allocable Amount” shall be equal to the sum of each Guarantor’s Allocable Amount.
     This clause (b) is intended only to define the relative rights of the Guarantors, and nothing set forth in this clause (b) is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts to the Holders as and when the same shall become due and payable in accordance herewith.
     Each Guarantor acknowledges that the rights of contribution and indemnification hereunder shall constitute an asset in favor of any Guarantor to which such contribution and indemnification is owing.
Section 3. Guaranty of Payment and Performance.
     This is a guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Agreement (including any Supplement) be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the

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first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Debt, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Debt, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.
     The covenants and agreements on the part of the Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing security on any other of them.
Section 4. General Provisions Relating to the Guaranty.
     (a) Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:
     (1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or
     (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes; or
     (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes.
     Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

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     (b) Each Guarantor hereby waives, to the fullest extent permitted by law:
     (1) notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Debt, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);
     (2) notice of the issuance of any Additional Notes pursuant to the Note Agreement or any Supplement thereto;
     (3) demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Debt, liabilities or obligations hereby guaranteed; and
     (4) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.
     The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.
     (c) The obligations of the Guarantors hereunder shall be binding upon the Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:
     (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Agreement, any Supplement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on or in respect of the Notes or under the Note Agreement, any Supplement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Agreement, any Supplement or any other agreement or of any Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company or any other Person as a legal entity; or
     (2) any default, failure or delay, willful or otherwise, in the performance by the Company, any Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Agreement, any Supplement, this Guaranty or any other agreement; or

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     (3) any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Company, any Guarantor or any other Person or in respect of the property of the Company, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any Guarantor or any other Person; or
     (4) impossibility or illegality of performance on the part of the Company, any Guarantor or any other Person of its obligations under the Notes, the Note Agreement, any Supplement, this Guaranty or any other agreements; or
     (5) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or
     (6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Company, any Guarantor or any other Person, or against any sums payable in respect of the Notes or under the Note Agreement, any Supplement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or
     (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Agreement, any Supplement, this Guaranty or any other agreement; or
     (8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or
     (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any Guarantor or any other Person to keep and perform any obligation, covenant or agreement

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under the terms of the Notes, the Note Agreement, any Supplement, this Guaranty or any other agreement or failure to resort for payment to the Company, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or
     (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Agreement, any Supplement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or
     (11) the failure to execute a Guaranty Accession Agreement in connection with the issuance of any Series of Additional Notes; or
     (12) any merger or consolidation of the Company, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares of the Company, any Guarantor or any other Person; or
     (13) any defense whatsoever that: (i) the Company or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment thereof in federal or other immediately available funds or (ii) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Agreement, any Supplement or any other agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or
     (14) any act or failure to act with regard to the Notes, the Note Agreement, any Supplement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or
     (15) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement;
provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and

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recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Agreement (including any Supplement) and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Agreement (including any Supplement), this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.
     (d) All rights of any Holder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Company.
     (e) To the extent of any payments made under this Guaranty, the Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Guarantor covenants and agrees that such right of subrogation shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and the Note Agreement (including each Supplement) and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Company under or in respect of the Notes and the Note Agreement (including each Supplement) and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Agreement (including each Supplement) and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Agreement (including each Supplement) and this Guaranty, whether matured or unmatured.
     (f) Each Guarantor agrees that to the extent the Company or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors’ obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.
     (g) No Holder shall be under any obligation: (1) to marshal any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the

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Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors’ burden, any right to which each Guarantor hereby expressly waives.
SECTION 5. Representations and Warranties of the Guarantors.
     Each Guarantor represents and warrants to each Holder that:
     (a) Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets, properties or prospects of such Guarantor and its subsidiaries, taken as a whole, or (2) the ability of such Guarantor to perform its obligations under this Guaranty or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a “Material Adverse Effect”). Such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.
     (b) Each subsidiary of such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each subsidiary of such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
     (c) This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (d) This Guaranty, the documents, certificates or other writings identified in Schedule 5.3 to the Note Agreement and the financial statements listed in Schedule 5.5 to the Note Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no adverse Material (as hereinafter defined) change in the financial condition, operations, business, properties or prospects of such Guarantor or any of its subsidiaries, taken as a whole.

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     (e) The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter document or by-law, or any other agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any of its subsidiaries.
     (f) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.
     (g) (1) There are no actions, suits, investigations or proceedings pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor or any of its subsidiaries or any property of such Guarantor or any of its subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
          (2) Neither such Guarantor nor any of its subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws, ERISA or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     (h) Such Guarantor and its subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which is not individually or in the aggregate material to the business, operations, affairs, financial condition, assets, properties or prospects of such Guarantor and its subsidiaries, taken as a whole (herein in this Section 5, “Material”) or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or one of its subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP. Such Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of such Guarantor and its subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of such Guarantor and its subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2003.

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     (i) Such Guarantor and its subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 of the Note Agreement or purported to have been acquired by such Guarantor or any of its subsidiaries after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Note Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.
     (j) (1) Such Guarantor and its subsidiaries own or possess all Material licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks, trade names and domain names, or other rights with respect thereto.
          (2) To the best knowledge of such Guarantor, no product of such Guarantor or any of its subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name, domain name or other right with respect thereto owned by any other Person.
          (3) To the best knowledge of such Guarantor, there is no Material violation by any Person of any right of such Guarantor or any of its subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right with respect thereto owned or used by such Guarantor or any of its subsidiaries.
     (k) (1) Such Guarantor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws in all material respects. Neither such Guarantor nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such Material liability by such Guarantor or any ERISA Affiliate, or in the imposition of any Material Lien on any of the rights, properties or assets of such Guarantor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code or Section 4068 of ERISA.
          (2) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.
          (3) Such Guarantor and its ERISA Affiliates have not incurred Material withdrawal liabilities (and are not subject to Material contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans.

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          (4) The expected postretirement benefit obligation (determined as of the last day of such Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of such Guarantor and its subsidiaries is not Material.
          (5) The execution and delivery of this Guaranty will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(l)(A)-(D) of the Code. The representation by such Guarantor in the first sentence of this Section 5(k)(5) is made in reliance upon and subject to the accuracy of each Holder’s representation in Section 6.2 of the Note Agreement as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Holder.
     (1) Neither such Guarantor nor any of its subsidiaries is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.
     (m) Neither such Guarantor nor any of its subsidiaries has knowledge of any Material claim or has received any notice of any Material claim, and no proceeding has been instituted raising any Material claim against such Guarantor or any of its subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws.
     (1) Neither such Guarantor nor any of its subsidiaries has knowledge of any facts which would give rise to any Material claim, public or private, or Material violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use.
     (2) Neither the Company nor any of its subsidiaries (i) has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or (ii) has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.
     (3) All buildings on all real properties now owned, leased or operated by such Guarantor or any of its subsidiaries are in material compliance with applicable Environmental Laws.
     (n) Such Guarantor, when viewed on a consolidated basis with the Company and its other Subsidiaries, is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts

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as they become absolute and matured. Such Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor, when viewed on a consolidated basis with the Company and its other Subsidiaries, will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.
     (o) The obligations of such Guarantor under this Guaranty rank pari passu in right of payment with all other unsecured Senior Debt (actual or contingent) of such Guarantor, including, without limitation, all unsecured Senior Debt of such Guarantor described in Schedule 5.15 to the Note Agreement.
SECTION 6. Amendments, Waivers and Consents.
     (a) This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Sections 3, 4 or 5, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, and (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver, or (ii) amend Section 2 or this Section 6. No consent of the Holders or the Guarantors shall be required in connection with the execution and delivery of a Guaranty Supplement or other addition of any additional Guarantor, and each Guarantor, by its execution and delivery of this Guaranty (or Guaranty Supplement) consents to the addition of each additional Guarantor. No consent of the Guarantors shall be required in connection with the issuance and sale of Additional Notes, and each Guarantor, by its execution and delivery of this Guaranty (or Guaranty Supplement) consents to the issuance of Additional Notes pursuant to the Note Purchase Agreement.
     (b) The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders. The Guarantors will deliver executed copies of each executed Guaranty Supplement to each Holder promptly following the date on which it is executed.
     (c) No Guarantor will directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by such Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is

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concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.
     (d) Any amendment or waiver consented to as provided in this Section 6 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.
     (e) Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective subsidiaries or Affiliates shall be deemed not to be outstanding.
SECTION 7. Notices.
     All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:
     (1) if to a 2007-A Note Purchaser or its nominee, to such 2007-A Note Purchaser or its nominee at the address specified for such communications in Schedule A to the Note Agreement or at such other address as such 2007-A Note Purchaser or its nominee shall have specified to any Guarantor or the Company in writing,
     (2) if to an Additional Purchaser or its nominee, to such Additional Purchaser or its nominee at the address specified for such communications in Schedule A to the applicable Supplement or at such other address as such Additional Purchaser or its nominee shall have specified to any Guarantor or the Company in writing,
     (3) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Company in writing, or
     (4) if to any Guarantor, to such Guarantor c/o the Company at its address set forth at the beginning of the Note Agreement to the attention of Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.
Notices under this Section 7 will be deemed given only when actually received.

E-2-14

Section 8. Miscellaneous.
     (a) No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.
     (b) The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose for such Holder, in the case of a Holder that is a 2007-A Note Purchaser, on Schedule A to the Note Agreement, and in the case of a Holder that is an Additional Purchaser, on Schedule A to the corresponding Supplement or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.
     (c) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
     (d) If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.
     (e) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.
     (f) This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
     (g) This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

E-2-15

     IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Guaranty Agreement to be duly executed by an authorized representative as of this 12th day of December, 2007.

Granite Construction Company
By
Its

By
Its

Granite Construction Northeast, Inc.
By
Its

By
Its

Granite Land Company
By
Its

By
Its

E-2-16

Granite Northwest
By
Its

By
Its

Intermountain Slurry Seal, Inc.
By
Its

Pozzolan Products Company
By
Its

GILC Incorporated
By
Its

By
Its

E-2-17

Subsidiary Guaranty Supplement
To the Holders (as defined in the
     hereinafter defined Guaranty Agreement)
Ladies and Gentlemen:
     WHEREAS, Granite Construction Incorporated, a corporation organized under the laws of the State of Delaware (the “Company”), (i) issued (1) $200,000,000 aggregate principal amount of its 6.11% Series 2007-A Senior Notes due December 12, 2019 (the “Series 2007-A Notes”) pursuant to a Note Purchase Agreement dated as of December 12, 2007 (the “Note Agreement”) between the Company and each of the purchasers named on Schedule A attached to said Note Purchase Agreement (the “Series 2007-A Note Purchasers”) for the purposes described in Section 5.14 of the Note Purchase Agreement [and (2)                      [insert information regarding any prior issuances of Additional Notes] and (ii) may, from time to time, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of the Note Agreement pursuant to a supplement (a “Supplement”), provided that the aggregate principal amount of Notes of all Series issued pursuant to all Supplements (the “Additional Notes,” and collectively with the Series 2007-A Notes, the “Notes”) in accordance with the terms of Section 2.2 of the Note Purchase Agreement shall not exceed $100,000,000. Capitalized terms used herein shall have the meanings set forth in the hereinafter defined Guaranty Agreement unless herein defined or the context shall otherwise require.
     WHEREAS, as a condition precedent to their purchase of the Notes, the Holders required that from time to time certain subsidiaries of the Company enter into a Subsidiary Guaranty Agreement dated as of December 12, 2007 as security for the Notes (as amended, supplemented, restated or otherwise modified from time to time, the “Subsidiary Guaranty”).
     Pursuant to Section 9.7 of the Note Agreement, the Company has agreed to cause the undersigned,                     , a corporation organized under the laws of                      (the “Additional Guarantor”), to join in the Subsidiary Guaranty. In accordance with the requirements of the Subsidiary Guaranty, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Subsidiary Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Subsidiary Guaranty for the obligations of the Company under the Note Agreement (including each Supplement) and the Notes to the extent and in the manner set forth in the Subsidiary Guaranty.
     The undersigned is the duly elected                      of the Additional Guarantor, a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty

E-2-18

Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Subsidiary Guaranty and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Subsidiary Guaranty.
     Upon execution of this Subsidiary Guaranty Supplement, the Subsidiary Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Subsidiary Guaranty are hereby ratified, confirmed and approved in all respects.
     Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Subsidiary Guaranty without making specific reference to this Subsidiary Guaranty Supplement, but nevertheless all such references shall be deemed to include this Subsidiary Guaranty Supplement unless the context shall otherwise require.
     Dated:                                          , 20___.

[Name of Additional Guarantor]
By
Its

E-2-19

Form of Accession Agreement
     Reference is hereby made to the Subsidiary Guaranty Agreement dated as of December 12, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), entered into on a joint and several basis by each of the undersigned. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Subsidiary Guaranty.
     The undersigned hereby confirm that the Additional Purchasers of the Additional Notes issued pursuant to the [Number] Supplement dated as of
, ___20 ___ are Holders as defined in the Subsidiary Guaranty and as such, are entitled to the full rights and benefits of Holders under the Subsidiary Guaranty. The undersigned acknowledge the terms of the Subsidiary Guaranty and agree to be bound thereby.
Date:

[Guarantors]

By:

Name:

Title:

E-2-20

GRANITE CONSTRUCTION INCORPORATED
INVESTMENT POLICY GUIDELINES
For Working Capital Portfolio
Effective: January 1, 2008
1.0	Purpose
The purpose of this policy is to set guidelines for the parameters, responsibilities and controls for working capital investment of corporate funds. These investments provide earnings on corporate funds while maintaining liquidity and working funds for the present and future operations.
2.0	Scope
This policy applies to Granite Construction Incorporated and all of its subsidiaries (collectively “Granite”). The Board of Directors must approve any changes to this policy.
3.0	Investment Objectives
In order to provide control of all investments and cash, Granite has established the following objectives (in the order of importance) regarding its investment policy:
◆	Safety — the primary objective of the investment activities of the Corporation is protection of capital. Each investment transaction shall seek to first ensure that capital losses are avoided, whether they are from securities defaults or erosion of market value.

◆	Liquidity — the investment portfolio must be structured in a manner that will provide sufficient liquidity to pay the obligations of the Corporation. Any excess cash above the aforementioned requirements may be invested in instruments with longer maturity.

◆	Diversification — the investment activity must ensure diversification of investments that minimizes risk exposure to any one security and/or issuer.

◆	Investment Return — the Corporation seeks to maximize the return on all investments within the constraints of safety and liquidity.
4.0	Duration
The duration of the portfolio including escrows and deposits shall be consistent with the cash needs as determined by the cash forecast. Cash investments are restricted to average
Exhibit 3
(to Note Purchase Agreement)

maturity of one (1) year from date of settlement. Any investments with longer maturity than one year must be invested in instruments issued by, guaranteed by, or insured by the U.S. Government or any of its agencies and Municipal Bonds as specified on the Exhibit A.

The average maturity of the escrow portfolio and escrow deposit agreements shall not exceed five (5) years.

Per GAAP, Cash Equivalent investments shall be defined as instruments maturing within 90 days. Short-term investments shall be defined as instruments maturing in ninety-one (91) days or more. Long-term investments shall be defined as instruments maturing in 367 days or more.
5.0	Marketability
Holdings should be of sufficient size and held in issues, which are traded actively (except time deposits, loan participation, and master notes) to facilitate transactions at minimum cost and accurate market valuations.
6.0	Authorized Traders
The following individuals are authorized traders:

Jigisha Desai, Vice President/Treasurer Mary McCann-Jenni, Vice President/Controller Ananya Mukherjee, Assistant Treasurer
7.0	Authorized Dealers and Banks for Trading
The following institutions are authorized dealers:
Banc of America Securities
BMO Capital BNP Paribas Lehman Brothers Merrill Lynch Smith Barney
All purchased investments will be delivered to Union Bank of California for safekeeping and paid for upon receipt.
8.0	Custody of Securities

E-3-2

The following financial institution is authorized to hold all of the fixed income instruments in which the company is eligible to invest in custody on behalf of the company:

Union Bank of California

All of the money market funds in which the company is eligible to invest are also authorized to hold investments in custody on behalf of the company. The company will not take physical possession of investment securities.

Each financial institution must provide timely confirmation/safekeeping receipts on all investment transactions and provide monthly transaction reports.
9.0	Escrow Portfolio (Securities held in escrow in lieu of retention)
Escrows in lieu of retention are allowed at the following:
Comerica Bank* Bank of America* Nevada Highway Fund (State of Nevada Treasury)* Union Bank of California US Bank Trust Wells Fargo Bank*
*Required by Owner
The types of investments will be guided by the terms of the escrow, but in all cases the investment will be governed by the investment policy. Banks not listed, but required by escrow agreement, will also be acceptable.
10.		Reporting

	▪	Any individual transaction conforming to the policy shall be approved by one of the following officers. Any transaction not conforming to the policy must be approved by any two of the following officers:
W. G. Dorey	W. E. Barton M. F. Donnino

M. E. Boitano	J. H. Roberts
▪	Any individual transaction down-graded causing the policy to fall out of compliance shall be approved by the Chief Financial Officer and Treasurer.

▪	All new types of investment must pass a thorough credit review process that evaluates all related risks to insure that it conforms to the investment policy guidelines.

E-3-3

▪	Daily — An investment transaction sheet, sequentially numbered will be processed for approval by an authorized officer.

▪	Weekly and Monthly — A portfolio will be provided to the President, Chief Operating Officer, Chief Financial Officer and all traders.

▪	Monthly — A reconciliation of investment statements to the Treasury reports then to the general ledger accounts will be performed by the designated deadlines.

▪	For FASB 115 purposes, the Corporation classifies all fixed income investments as “Held-to-Maturity.”
11.	Performance Measurement
Monthly — Depending on the weighted-average composition of the portfolio, the performance of the investment portfolio shall be measured against the Lipper Money Market Funds, Merrill Lynch 1-3 Year Government/Corporate Index, and iMoneyNet (IBC/Donoghue).
12.	Investment Guidelines
The following table provides a list of permitted investments.

E-3-4

GRANITE CONSTRUCTION INCORPORATED
INVESTMENT POLICY GUIDELINES
For Working Capital Portfolio
Effective: January 1, 2008
     At the time of purchase

Investment
			Maximum	Limit by	Other
	Rating	Minimum Rating	Maturity	Security	Investment
Eligible Investments	Agency	Quality	Limit	Type	Limits
U.S. Treasury and Direct Agency Obligations	N/A	N/A	2 Years	Up to 100% of Total Portfolio	No limit

Indirect Federal Agency Obligations of the U.S. Government	Moody’s	Aaa	2 Years	Up to 40% of Total Portfolio	Per issuer limit - the greater of 10% of portfolio OR $5,000,000

Obligations issued by U.S. owned domestic commercial banks limited to: Banker’s Acceptance Certificate of Deposit	S&P, & Moody’s	A-l/P-1 (for BA’s) A-l+P-1 (for CD’s)	1 Year	50% of Total Portfolio	Per issuer limit - the greater of 10% of portfolio OR $5,000,000

Obligations issued by U.S. bank subsidiaries of Non U.S. Bank limited to: Yankee/Eurodollar Banker’s Acceptance	S&P & Moody’s	A-l/P-1 (for BA’s) A-l+P-1 (for CD’s)	1 Year	40% of Total Portfolio	Per issuer limit - the greater of 10% of portfolio OR $5,000,000

Yankee/Eurodollar Certificates of Deposit (all securities U.S. dollar denominated)

Commercial Paper - Top Tier	S&P & Moody’s	A-l/P-1	270 Days	75% of Total Portfolio	Per issuer limit - the greater of 10% of portfolio OR $5,000,000

E-3-5

Investment
			Maximum	Limit by	Other
	Rating	Minimum Rating	Maturity	Security	Investment
Eligible Investments	Agency	Quality	Limit	Type	Limits
Commercial Paper — Split Rated	S&P & Moody ’s	A-l/P-2orA2-Pl Must be publicly trade Corporation. Must have at least $20B in Market Capitalization at the time of purchase.	270 Days	30% of Overall Commercial Paper Portfolio OR 22.5% of Total Portfolio	Per issuer limit - the greater of 10% of Commercial Paper Portfolio OR $5,000,000

Commercial Paper — Second Tier	S&P, & Moody’s	A-2/P-2 Must be publicly trade Corporation. Must have at least $20B in Market Capitalization at the time of purchase.	270 Days	20% of Overall Commercial Paper Portfolio OR 15% of Total Portfolio	Per issuer limit - the greater of 10% of Commercial Paper Portfolio OR $5 ,000,000

Asset Backed Securities	S&P & Moody’s	A-1+/P-1 or equivalent for short term, or AA/Aa2 for long term	1 Year	10% of Total Portfolio	Per issuer limit - the greater of 10% of portfolio OR $5,000,000
Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit, but excluding collateralized mortgage obligations (CMO’s).

Municipal Securities (Taxable and Tax-Exempt)	S&P & Moody’s,	A-l, AA or better, Sp-1 AND P-l, Aa or better, MIG1/VMIG1	2 Years	30% of Total Portfolio	Per issuer limit - the greater of 10% of portfolio OR $5,000,000

Money Market Funds (Taxable and Tax- Exempt) — Including the passive sweep accounts offered by commercial banks	S&P & Moody’s	AAAm/Aaa	Average Maturity of 90 Days or Less	50% of Total Portfolio	Up to $30 million may be invested in any single well- diversified money market fund that invests exclusively in securities authorized under this investment policy.
Note: The credit rating of issuer will be superseded by that of the guarantor where applicable.

E-3-6

Form of Opinion of General Counsel
to the Company and the Guarantors
See Attached
Exhibit 4.5(a)
(to Note Purchase Agreement)

December 12, 2007
To the Purchasers Listed in Schedule “A” to the Note Purchase Agreement
Ladies and Gentlemen:
     I am general counsel of Granite Construction Incorporated, a Delaware corporation (the “Company”), and its subsidiaries and affiliates. I have represented the Company in connection with the execution and delivery of the Note Purchase Agreement, dated as of December 12, 2007 (the “Note Purchase Agreement”) by and among the Company and the Purchasers listed on Schedule “A” thereto (collectively, the “Purchasers”). I have also represented each of Granite Construction Company, a California corporation, Granite Land Company, a California corporation, Granite Construction Northeast, Inc, a New York corporation, Granite Northwest, Inc. a Washington corporation, Intermountain Slurry Seal, Inc. a Wyoming corporation, Pozzolan Products Company, a Utah corporation, and GILC Incorporated, a California corporation (each a “Subsidiary”, collectively the Subsidiaries”), each of which is a direct or indirect wholly-owned subsidiary of the Company, in connection with the execution and delivery by the Subsidiaries (each executing subsidiary a “Guarantor” and collectively the “Guarantors” of that certain Subsidiary Guaranty Agreement (the “Guaranty”), dated as of December 12, 2007, executed by the Guarantors guaranteeing the obligations of the Company under the Note Purchase Agreement and the Notes issued in connection therewith to the respective Purchasers (each a “Note”, collectively the “Notes”: the Note Purchase Agreement, the Guaranty and the Notes, and all documents required to be executed in connection therewith, are referred to herein collectively as the “Transaction Documents”). Intermountain Slurry Seal, Inc. (ISS) and Pozzolan Products Company (PPC) are hereinafter referred to singularly as a “Non-California Subsidiary.” I am rendering these opinions pursuant to Section 4.5(a) of the Note Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Note Purchase Agreement.
I. BASIS OF OPINIONS
     In rendering the opinions set forth herein, I have examined originals, or copies identified to me as being true copies, of the following records, documents and instruments.
     1. The Certificate or Articles of Incorporation, as the case may be, of each Subsidiary, and the Bylaws of each such Subsidiary;
     2. The agreements and instruments of the Company and each Subsidiary;
     3. A certificate issued by the Secretary of State for the state of Wyoming certifying to the good standing and existence as a domestic corporation of ISS and dated as of November 30, 2007.

Box 50085
Watsonville, CA 95077-5085
Phone 831/724-1011
FAX 831/722-9657

E-4.5(a)-2

The Purchasers Listed in Schedule A
December 12, 2007

     4. A certificate issued by the Secretary of State for the state of Utah certifying to the good standing and existence as a domestic corporation of PPC and dated as of November 30, 2007.
     5. The resolutions or Unanimous Written Consents of the Boards of Directors of the Company and each Subsidiary.
     6. The Transaction Documents.
     In addition, I have examined and relied upon originals or copies certified to my satisfaction of such records, documents, opinions, memoranda and other instruments as in my judgement are necessary or appropriate to enable me to render the opinions expressed below.
II. ASSUMPTIONS
     With your permission, and without my verification, I have assumed the following for the purpose of rendering the opinions set forth herein:
     1. The genuineness and authenticity of all documents submitted to me as originals, and the conformity to authentic originals of all documents submitted to me as copies.
III. OPINIONS
     1. The Company is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.
     2. Each Non-California Subsidiary is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction or organization and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualifications necessary.
     3. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of any material agreement or other instrument to which the Company is a party or by which the Company may be bound.
     4. The execution, delivery and performance by each Guarantor of the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such

E-4.5(a)-3

The Purchasers Listed in Schedule A
December 12, 2007

Guarantor pursuant to the provisions of the charter documents or bylaws of such Guarantor or any material agreement or other instrument to which such Guarantor is a party or by which such Guarantor may be bound.
     5. Each Non-California Subsidiary has the corporate power and the authority to execute, deliver and perform the Guaranty and to conduct the activities in which it is now engaged.
     6. The Guaranty has been duly authorized by all necessary corporate action on the part of each Non-California Subsidiary and has been duly executed and delivered by each Non- California Subsidiary.
     7. All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.
     This opinion letter is furnished to you solely for your benefit and may not be relied upon other than by you or subsequent holders of the Notes for any purpose without my prior written consent, given in my sole discretion. In addition, this opinion letter may be provided to Governmental Authorities including, without limitation, the NAIC. I expressly disclaim any obligation to update this opinion after the date hereof for any reason, including, but not limited to, any new or changed facts or laws which come to my attention after the date hereof.
Very truly yours,
MF/cmc

E-4.5(a)-4

Form of Opinion of Special Counsel
to the Company and the Guarantors
See Attached
Exhibit 4.5(b)
(to Note Purchase Agreement)

DLA Piper US LLP
2000 University Avenue
East Palo Alto, California 94303-2214
www.dlapiper.com
T 650.833.2000
F 650.833.2001
December 12, 2007
To The Purchasers Listed in Schedule “A” to the Note Purchase Agreement

Re:	Granite Construction Incorporated-
$200,000,000 6.11% Series 2007-A Senior Notes due December 12, 2019
Ladies and Gentlemen:
We have acted as special counsel to Granite Construction Incorporated, a Delaware corporation (the “Company”), in connection with the execution and delivery of the Note Purchase Agreement, dated as of December 12, 2007 (the “Note Purchase Agreement”), by and among the Company and the Purchasers listed on Schedule “A” thereto (collectively, the “Purchasers”). We have also acted as special counsel to each of Granite Construction Company, a California corporation, Granite Land Company, a California corporation, Granite Construction Northeast, Inc., a New York corporation (“Granite Northeast”). Granite Northwest, Inc., a Washington corporation (“Granite Northwest”). Intermountain Slurry Seal, Inc., a Wyoming corporation, Pozzolan Products Company (P.P.C.), a Utah corporation, and GILC Incorporated, a California corporation (each a “Subsidiary”, collectively the “Subsidiaries”), each of which is a direct or indirect wholly-owned subsidiary of the Company, in connection with the execution and delivery by the Subsidiaries (each executing subsidiary a “Guarantor” and collectively the “Guarantors”) of that certain Subsidiary Guaranty Agreement (the “Guaranty”), dated as of December 12, 2007, executed by the Guarantors guaranteeing the obligations of the Company under the Note Purchase Agreement and the Notes issued in connection therewith to the respective Purchasers (each a “Note”, collectively the “Notes”: the Note Purchase Agreement, the Guaranty and the Notes, and all documents required to be executed in connection therewith, are referred to herein collectively as the “Transaction Documents”). Granite Construction Company, Granite Land Company and GILC Incorporated are each referred to herein individually as a “California Subsidiary” and collectively as the “California Subsidiaries.” Granite Northeast, Granite Northwest and the California Subsidiaries are referred to herein collectively as the “Covered Subsidiaries”. We are rendering this opinion pursuant to Section 4.5(b) of the Note Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Note Purchase Agreement.
I. BASIS OF OPINIONS
In rendering the opinion set forth herein, we have examined originals, or copies identified to us a being true copies, of the following records, documents and instruments:
1.	The Note Purchase Agreement;

E-4.5(b)-2

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Two
2.	The Notes;

3.	The Guaranty;

4.	The Certificate or Articles of Incorporation, as the case may be, of the Company and of each Covered Subsidiary, in each case certified as true and correct by the Secretary of State or other applicable governmental authority of the state of incorporation of the applicable entity, and the Bylaws of the Company and of each Covered Subsidiary, in each case, certified to us by an officer of the Company as being in force as of the date of this opinion;

5.	The resolutions of the Company’s Board of Directors adopted at its meeting on December 6, 2007; the resolutions of the Executive Committee of the Board of Directors of Granite Construction Company adopted by unanimous written consent, and the resolutions of the Boards of Directors of each other Guarantor adopted by unanimous written consent, in each case authorizing the Transaction Documents;

6.	The Officers’ Certificate (as defined below);

7.	A certificate issued by the Secretary of State for the State of Delaware certifying to the good standing and existence as a domestic corporation of the Company as of November 30, 2007;

8.	A certificate of status issued by the Secretary of State for the State of California certifying the status as a foreign corporation of the Company as of November 30, 2007;

9.	A certificate of status issued by the Secretary of State for the State of California certifying the good standing and status as a domestic corporation of Granite Construction Company as of November 30, 2007;

10.	A certificate of status issued by the Secretary of State for the State of California certifying the good standing and status as a domestic corporation of GILC Incorporated November 30, 2007;

11.	A certificate of status issued by the Secretary of State for the State of California certifying the good standing and status as a domestic corporation of Granite Land Company as of November 30, 2007;

12.	A certificate issued by the Secretary of State for the State of New York certifying the good standing and status as a domestic corporation of Granite Construction Northeast, Inc. as of November 29, 2007;

E-4.5(b)-3

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Three
13.	A certificate of existence/authorization issued by the Secretary of State for the State of Washington certifying the existence and authorization as a domestic corporation of Granite Northwest, Inc. as of November 30, 2007;

14.	The agreements filed by the Company as exhibits to its annual report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the United States Securities and Exchange Commission (the “Material Agreements”): and

15.	Amendment No. 2 to Credit Agreement, dated as of December 7, 2007, by and among the Company, the guarantors named therein, Bank of America, N.A. as administrative agent, and each of the lenders party thereto (the “Credit Agreement Consent”).
In addition, we have examined and relied upon originals or copies certified to our satisfaction of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.
II. ASSUMPTIONS
With your permission, and without our verification, we have assumed the following for the purpose of rendering the opinions set forth herein:
(A)	The genuineness and authenticity of all signatures on original documents (other than signatures on behalf of the Company and the Covered Subsidiaries on the Transaction Documents) and that all natural persons who are signatories are legally competent to execute and deliver such documents.

(B)	The genuineness and authenticity of all documents submitted to us as originals, and the conformity to authentic originals of all documents submitted to us as copies.

(C)	The due authorization, execution and delivery of the Note Purchase Agreement by each Purchaser, and that the Note Purchase Agreement is the legal, valid and binding obligation of each Purchaser, enforceable against such Purchaser in accordance with its terms, and that the representations and warranties as to factual matters made by the Purchasers in the Note Purchase Agreement are true and correct.

(D)	As to factual matters, we have relied solely upon, and assumed the accuracy, completeness and genuineness of a certificate signed by an officer of the Company and each Subsidiary concerning certain matters set forth therein and attached hereto as Exhibit “A” (the “Officers’ Certificate”), certificates of public officials and oral and written representations made to us by officers of the Company and the Subsidiaries. In addition, we have assumed that the representations and warranties as to factual matters made by the Company and the Subsidiaries in the Transaction Documents

E-4.5(b)-4

To The Purchasers Listed in Schedule “A”
to the Note Purchase Agreement
December 12, 2007
Page Four
and any certificate delivered in connection therewith are true and correct. We have made no independent investigation of any of the facts stated in any such certificate or representation and warranty; however, to our knowledge, there is nothing which would lead us to believe that such facts are inaccurate.

(E)	That the Purchasers possess all required authority, licenses and permits and have satisfied all requirements respecting their power and authority to perform their obligations pursuant to the Transaction Documents and to enter into the Transaction Documents and to derive the intended benefits thereof.

(F)	The reference in Paragraph II.D above, “to our knowledge”, is intended to refer to the current actual knowledge of those attorneys in this firm who have rendered or are rendering substantive legal services to the Company and the Subsidiaries in the transactions contemplated by the Transaction Documents. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company and/or the Subsidiaries.

(G)	With respect to our opinions in Paragraphs III.1 and III.2 regarding the good standing and/or existence and qualification of the Company and the Covered Subsidiaries in their respective states of incorporation and certain foreign jurisdictions, we have relied exclusively on good standing and other certificates of public officials identified in Paragraph I above.

(H)	With respect to our opinion in Paragraph III.8 that the Guaranty is a legal, valid and binding contract of the Guarantors enforceable in accordance with its terms, we have assumed that (i) each Guarantor other than the Covered Subsidiaries (the “Other Guarantors”) has been duly organized and is in good standing in its jurisdiction of incorporation, (ii) the execution, delivery and performance of the Guaranty has been duly authorized by all necessary corporate action on the part of each Other Guarantor and is within the corporate power of each Other Guarantor, (iii) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state (other than those required under the Applicable Laws), is necessary in connection with the execution and delivery by any Other Guarantor of the Guaranty; and (iv) the execution, delivery and performance by each Other Guarantor of the Guaranty do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of such Other Guarantor pursuant to the provisions of the charter documents or by-laws of such Other Guarantor.

E-4.5(b)-5

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Five
(I)	With respect to our opinions in Paragraphs III.5 and III.9 regarding the necessity for approvals, consents or withholding of objections on the part of, or filing, registration or qualification with, any governmental body, federal or state, under the Applicable Laws, we have not conducted any special investigation of statutes, laws, ordinances, rules or regulations, and our opinions with respect thereto are limited to the Applicable Laws.

(J)	With respect to our opinions in Paragraphs III.6 and III.10 regarding conflicts, breaches, defaults or creation of Liens under agreements or other instruments to which the Company or any Guarantor is a party or by which the Company or any Guarantor, or any of their assets, respectively, are bound, arising in connection with the execution, delivery and performance of the Note Purchase Agreement, Notes and Guaranty to which any of them are a party, we have relied solely upon our review of the Material Agreements. With respect to the Material Agreements, we have relied solely upon representations made to us in the Officers’ Certificate regarding the absence of any conflict, breach, or default and any creation or imposition of any Lien, except to the extent that such conflict, breach, default or creation or imposition of a Lien, would be apparent solely from an examination of the documents or agreements we have reviewed and not based upon facts not set forth expressly in the Material Agreements or the Transaction Documents. To the extent that any of the agreements and instruments identified in the Officers’ Certificate is governed by laws other than the Applicable Laws, our opinion relating to those agreements and instruments is based solely upon the plain meaning of their language without regard to interpretation or construction that might be indicated by the laws governing those agreements and instruments and without consideration of any parol evidence. Moreover, we have not reviewed, and express no opinion on (i) financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance or (ii) provisions relating to the occurrence of a “material adverse event” or words of similar import contained in any such agreement or instrument. Without limiting the generality of the foregoing, we express no opinion with respect to whether the Company’s or any Guarantor’s execution and delivery of, or performance under, the Transaction Documents to which it is a party, will conflict with or result in any breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any Lien under Sections 10.3 or 10.4 of the Note Purchase Agreement, dated as of May 1, 2001, by and among the Company and the purchasers listed in the Schedule A attached thereto or under Sections 10.3 or 10.4 of the Amended and Restated Note Purchase Agreement, dated as of November 1, 2001, by and among the Company and the purchasers listed in the Schedule A attached thereto, in each case as amended, supplemented, modified or restated as of the date hereof. We call your attention to the fact that compliance with certain provisions of those agreements require financial calculations that may change from time to time, and that the ability of the Company and its Subsidiaries to achieve or maintain compliance with those provisions may be impaired by events and circumstances that they do not control.

E-4.5(b)-6

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Six
(K)	With respect to our opinions in Paragraphs III.6 and III.10 we have assumed that the Credit Agreement Consent is in full force and effect and is the legal, valid and binding contract and obligation of each of the parties thereto and enforceable in accordance with its terms.

(L)	With respect to our opinion in Paragraphs III.12, we have assumed, without independent investigation, of the accuracy of the representations set forth in Section 5.14 of the Note Purchase Agreement: (i) that the proceeds of the Notes will be applied as specified in Section 5.14 of the Note Purchase Agreement, and (ii) the representations set forth in the second to last sentence of Section 5.14 of the Note Purchase Agreement are true, correct and accurate. We have further relied on the statement in the Officers’ Certificate that all common stock of the Company repurchased pursuant to the Company’s publicly announced share repurchase authorization prior to the date hereof, has been cancelled and retired, and that all such stock repurchased after the date hereof will be cancelled and retired immediately upon repurchase.
III. OPINIONS
1.	The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and in good standing as a foreign corporation in California.

2.	Each California Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. Granite Northeast is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York. Granite Northwest is a corporation duly incorporated and validly existing under the laws of the State of Washington.

3.	The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

4.	The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms.

5.	No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is required under the

E-4.5(b)-7

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Seven
Applicable Laws in connection with the execution and delivery by the Company of the Note Purchase Agreement or the Notes.

6.	The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement do not: (a) violate the Applicable Laws that are binding on the Company, or (b) conflict with or result in any breach of any of the provisions of or constitute a default under, or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to, the provisions of, the Certificate of Incorporation or By-laws of the Company or any Material Agreement to which the Company is a party or by which the Company may be bound.

7.	Each Covered Subsidiary has the corporate power and the authority to execute, deliver and perform the Guaranty and to conduct the activities in which it is now engaged.

8.	The Guaranty has been duly authorized by all necessary corporate action on the part of each Covered Subsidiary, has been duly executed and delivered by each Covered Subsidiary and constitutes the legal, valid and binding contract of each Guarantor enforceable in accordance with its terms.

9.	No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is required under the Applicable Laws, in connection with the execution and delivery by any Guarantor of the Guaranty.

10.	The execution, delivery and performance by each Covered Subsidiary of the Guaranty do not: (a) violate the Applicable Laws that are binding on such Covered Subsidiary, or (b) conflict with or result in any breach of any of the provisions of or constitute a default under, or result in the creation or imposition of any Lien upon any of the property of such Covered Subsidiary pursuant to the provisions of, the charter documents or by-laws of such Covered Subsidiary. The execution, delivery and performance by each Guarantor of the Guaranty do not conflict with or result in any breach of any of the provisions of or constitute a default under, any Material Agreement to which such Guarantor is a party or by which such Guarantor may be bound.

11.	The issuance, sale and delivery of the Notes and the issuance and delivery of the Guaranty under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Notes or the Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act 1939, as amended.

E-4.5(b)-8

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Eight
12.	The issuance of the Notes and such application of proceeds will not result in a violation of the margin requirements of Regulations T, U or X of the Board of Governors of the Federal Reserve System.
IV. QUALIFICATIONS
The opinions expressed in this letter are subject to the following qualifications:
(A)	Enforcement of the Transaction Documents may be subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect limiting the validity or enforceability of creditors’ rights and remedies generally.

(B)	Enforcement of the Transaction Documents may be subject to the effects of general principles of equity, regardless of whether considered in proceedings in equity or at law.

(C)	Certain provisions of the Transaction Documents providing for penalties, forfeitures or late payment charges upon delinquency in payment or the occurrence of a default, or unspecified fees or charges imposed in the sole discretion of the Purchasers, may be unenforceable in whole or in part.

(D)	Enforceability may be limited by any unconscionable, inequitable, or unreasonable conduct on the part of the party seeking enforcement, defenses arising from such party’s failure to act in accordance with the terms and conditions of the Transaction Documents, defenses arising as a consequence of the passage of time, or defenses arising as a result of such party’s failure to act reasonably or in good faith or to comply with the terms of the Transaction Documents.

(E)	We express no opinion herein as to the applicability or effect of any fraudulent transfer or similar law on the Transaction Documents or any of the transactions contemplated thereby.

(F)	We express no opinion as to the effect on the opinions herein stated of (i) the compliance or noncompliance of any Purchaser with any state, federal or other laws or regulations applicable to it, or (ii) the legal or regulatory status or nature of any Purchaser.

(G)	We express no opinion on the enforceability of any provisions of the Transaction Documents requiring any party to waive any procedural, judicial, or substantive rights or defenses, such as rights to notice, statutes of limitation, appraisal or valuation rights, redemption rights, and marshaling of assets, or any provisions purporting to authorize or consent to a confessed judgment, or any provisions purporting to waive any right to consequential or other damages, or any provisions purporting to require

E-4.5(b)-9

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Nine
the Company or any Subsidiary to give notice to any Purchaser of any acts or omissions of any Purchaser or any Purchaser’s employees.

(H)	We express no opinion on the enforceability of any provisions stating that the provisions of the Transaction Documents are severable.

(I)	We express no opinion as to the enforceability of any rights to indemnification or contribution provided for in the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the enforceability of any rights to specific performance contained in any Transaction Document.

(J)	We express no opinion on the enforceability of any provisions of the Transaction Documents that entitle any Purchaser, as a matter of right, to the appointment of a receiver after the occurrence of a default.

(K)	The provisions of the Transaction Documents which provide for jurisdiction of the courts of any particular jurisdiction other than New York may not be binding on the courts in the forums selected or excluded.

(L)	Enforceability of the Transaction Documents may be limited by the effect of applicable statutes and judicial decisions which provide, among other things, that a court may limit the granting of attorneys’ fees to those attorneys’ fees which are determined by the court to be reasonable and that attorneys’ fees may be granted only to a prevailing party and that a contractual provision for attorneys’ fees is deemed to extend to both parties (notwithstanding that such provision by its express terms benefits only one party).

(M)	Enforceability of the Transaction Documents may be limited by the effect of any New York or federal law or court decisions that requires a lender to enforce its remedies in a commercially reasonable manner.

(N)	We call to your attention that our opinion on the enforceability of the Note Purchase Agreement, Notes and Guaranty does not mean that every provision contained in the Transaction Documents is valid or enforceable, but to the extent one or more provisions of the Transaction Documents may be invalid or unenforceable, such invalidity or unenforceability will not render the Transaction Documents invalid as a whole nor will it preclude or otherwise impair (x) the provisions of the Note Purchase Agreement pertaining to acceleration of the Notes or the Provisions of the Guaranty pertaining to demand for payment thereunder, in each case, upon a material default under the Transaction Documents, or (y) the judicial enforcement of the payment obligations of the Company and the Subsidiaries under the Transaction Documents.

E-4.5(b)-10

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Ten
(O)	Except as expressly set forth in Paragraph III.11 and Paragraph III.12, we express no opinion as to any securities, anti-trust, tax, land use, safety, insurance company or banking rules or regulations, or any laws, rules or regulations applicable to any of the parties to the Transaction Documents other than the Company and the Guarantors.

(P)	We express no opinion as to whether the members of the board of directors of the Company or any Guarantor have complied with any applicable fiduciary duties in connection with the authorization, execution and delivery of the Transaction Documents.
We further advise you that:
(A)	The enforceability of the Guaranty against any Guarantor may be subject to statutory provisions and case law to the effect that a guarantor may be exonerated if the beneficiary of the guaranty alters the original obligation of the principal, fails to inform the guarantor of material information pertinent to the principal or any collateral, elects remedies that may impair the subrogation rights of the guarantor against the principal or that may impair the value of the collateral, fails to accord the guarantor the protections afforded a debtor under the Uniform Commercial Code or otherwise takes any action that materially prejudices the guarantor. However, there is also authority to the effect that a guarantor may validly waive such rights if the waivers are expressly set forth in the guaranty. While we believe that a New York court should hold that the explicit language contained in the guaranty waiving such rights should be enforceable, we express no opinion with respect to the effect of (i) any modification to or amendment of the obligations of the Company that materially increases such obligations; or (ii) any other action by a holder of a Note that materially prejudices a Guarantor, if, in any such instance, such modification, election, or action occurs without notice to the Guarantor and without granting to the Guarantor an opportunity to cure any default by Company.

(B)	It could be contended that the Guaranty was not given for a fair or reasonably equivalent consideration, that a Guarantor is, or, by entering into the Guaranty, may become, insolvent, and that such Guaranty be voidable by creditors of such Guarantor or by a trustee or receiver of such Guarantor in bankruptcy or similar proceedings pursuant to applicable bankruptcy, fraudulent conveyance or similar laws. Because of these possible contentions, our opinions are further limited by and subject to the effect of such laws.

E-4.5(b)-11

To The Purchasers Listed in Schedule “A” to
the Note Purchase Agreement
December 12, 2007
Page Eleven
We express no opinion concerning any law other than the Applicable Laws (as defined below). As used herein, “Applicable Laws” means the law of the State of California, the law of the State of New York, the law of the State of Washington (excluding those rules, regulations, provisions, statutes, rulings, orders, ordinances and other laws of the regional or local governmental bodies, municipalities, and special political subdivisions within the States of California, New York or Washington and the judicial and administrative decisions relating to the foregoing), the law of the United States of America and the General Corporation Law of Delaware (“Delaware Corporate Law”) that are binding on the Company and the Guarantors, and in our experience, are normally applicable to the transactions of the type contemplated by the Note Purchase Agreement, the Notes and the Guaranty, without our having made any special investigation as to the applicability of any specific law. With respect to Delaware Corporate Law, we have based our opinion solely upon our examination of such laws as reported in standard, unofficial compilations. Our opinions in Paragraphs III.3 and III.4 as to the enforceability of the Note Purchase Agreement and the Notes, and our opinion in Paragraph III.8 as to the enforceability of the Guaranty, are each limited to the Applicable Laws of the State of New York. Opinions of counsel licensed to practice law in states other than the State of California, the State of New York and the State of Washington have not been obtained to support the opinions contained herein.
This opinion letter is furnished to you solely for your benefit and may not be relied upon other than by you or subsequent transferees of the Notes for any purpose without our prior written consent, given in our sole discretion. We expressly disclaim any obligation to update this opinion after the date hereof for any reason, including, but not limited to, any new or changed facts or laws which come to our attention after the date hereof.
Sincerely yours,

E-4.5(b)-12

Form of Opinion of Special Counsel
to the Purchasers
     The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.5(c) of the Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:
     1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.
     2. The Agreement and the 2007-A Notes being delivered on the date hereof constitute the legal, valid and binding contracts of the Company enforceable in accordance with their respective terms.
     3. The issuance, sale and delivery of the Series 2007-A Notes under the circumstances contemplated by the Agreement do not, under existing law, require the registration of such Series 2007-A Notes under the Securities Act or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.
     The opinion of Schiff Hardin LLP shall also state that the opinions of Michael Futch, Esq., and DLA Piper US LLP are satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.
     In rendering the opinion set forth in paragraph 1 above, Schiff Hardin LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware. The opinion of Schiff Hardin LLP is limited to the laws of the State of New York and the federal laws of the United States.
     With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Series 2007-A Notes.
Exhibit 4.5(c)
(to Note Purchase Agreement)

Form of Supplement to Note Purchase Agreement

Granite Construction Incorporated
[Number] Supplement to Note Purchase Agreement
Dated as of                                          , 20
Re: $                                          .                     % Series                      Senior Notes,[Tranche                      ,]
Due                                           , 20

Exhibit S
(to Note Purchase Agreement)

Granite Construction Incorporated
585 West Beach Street
Watsonville, California 95076
Dated as of
                                         ,20
To the Purchaser(s) listed in
  the attached Schedule A hereto
Ladies and Gentlemen:
     This [Number] Supplement to Note Purchase Agreement (this “Supplement”) is between Granite Construction Incorporated, a Delaware corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).
     Reference is hereby made to that certain Note Purchase Agreement dated as of December 12, 2007 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 2.2(c)(2) of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
     The Company hereby agrees with the Purchaser(s) as follows:
     1. The Company has authorized the issue and sale of $                     aggregate principal amount of its                     .                    % Series                      Senior Notes [, Tranche                      ,] due                                          , 20                      (the “Series                      Notes”). The Series                      Notes, together with the Series 2007-A Notes [and the Series                      Notes] initially issued pursuant to the Note Purchase Agreement [and the                      Supplement, respectively,] and each Series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series                      Notes shall be. substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.
     2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company will issue and sell to each Purchaser, at the Closing provided for in Section 3, and each Purchaser will purchase from the Company, Series                      Notes in the principal amount specified opposite such Purchaser’s name in Schedule A hereto at a price of 100% of the principal amount thereof. Each Purchaser’s obligations hereunder are several and not joint
E-S-2

obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
     3. The sale and purchase of the Series                      Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 900 Third Avenue, 23rd Floor, New York, New York 10022 at 11:00 a.m. New York, New York time, at a closing (the “Closing”) on                                          , 20                     or on such other Business Day thereafter on or prior to                      , 20                     as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series                      Notes to be purchased by such Purchaser in the form of a single Series                      Note (or such greater number of Series                      Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company. If, at the Closing, the Company shall fail to tender such Series                      Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
     4. Except as supplemented, amended or superseded by any conditions to Closing set forth below, each Purchaser’s obligation to purchase and pay for the Series                      Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series                      Notes to be purchased at the Closing, and to the following additional conditions:
     (a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that such condition has been fulfilled.
     (b) Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series              Notes to be purchased by it at the Closing as specified in Schedule A.
     [(c) Here insert a description of any changes to, deletions of or additions to, any of the conditions set forth in Section 4 of the Note Purchase Agreement.]
     5. [Here insert special provisions for Series                      Notes including prepayment provisions applicable to Series                      Notes (including Make-Whole Amount) and closing conditions applicable to Series                      Notes.]
E-S-3

     6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series                      Notes by such Purchaser.
     7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.
     8. All references in the Note Purchase Agreement and all other instruments, documents and agreements relating to, or entered into in connection with the foregoing documents and agreements, to the Note Purchase Agreement shall be deemed to refer to the Note Purchase Agreement, as supplemented by this                      Supplement.
     9. Except as expressly supplemented by this                      Supplement, all terms and provisions of the Note Purchase Agreement remain unchanged and continue, unabated, in full force and effect and the Company hereby reaffirms its obligations and liabilities under the Note Purchase Agreement.
     10. This                      Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
     11. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
     12. All covenants and other agreements contained in this                      Supplement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
     13. This                      Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
E-S-4

     The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth.

Granite Construction Incorporated
By
Name:
Title:

By
Name:
Title:

Accepted as of                                          , 20

[Variation]
By
Name:
Title:

E-S-5

Information Relating to Purchasers

Principal
Name and Address of Purchaser	Amount of Series
Notes to
be Purchased

[Name of Purchaser]	$
(1)	All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	All other communications:
Schedule A
(to                      Supplement to Note Purchase Agreement)

Supplemental Representations
     The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and as of the date hereof with respect to the Series            Notes with the same force and effect as if each reference to “Series 2007-A Notes” set forth therein was modified to refer the “Series                      Notes,” each reference to “this Agreement” therein was modified to refer to “the Note Purchase Agreement as supplemented by the                      Supplement” and each reference to “the Purchasers” set forth therein was modified to refer to “the institutional investors named on Schedule A to the                      Supplement.” The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:
     Section 5.3 Disclosure. The Company, through its agent, [Banc of America Securities LLC] has delivered to each Purchaser a copy of a [Private Placement Memorandum], dated                      (the “Memorandum”), relating to the transactions contemplated by the                      Supplement. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. The Note Purchase Agreement, the                      Supplement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by the                      Supplement and identified in Schedule 5.3 to the            Supplement and the financial statements listed in Schedule 5.5 to the            Supplement (the Note Purchase Agreement, the                      Supplement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to                     , 20                     * being referenced to, collectively, as the “Disclosure Documents”) taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents since                     , there has been no adverse Material change in the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole.
     Section 5.4 Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the                      Supplement contains (except as noted therein) complete and correct lists (1) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (2) of the Company’s Affiliates and (3) the Company’s directors and executive officers.
     Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company listed on Schedule 5.5 to the                      Supplement. All of said financial statements (including, in each case, the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the
Exhibit A
(to                      Supplement to Note Purchase Agreement)

respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of certain footnotes). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.
     Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series                      Notes or the Guaranty Agreement or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than                      other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Series                      Notes and the Guaranty Agreement at a private sale for investment pursuant to an exemption from the registration requirements under the Securities Act. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series                      Notes or the Guaranty Agreement to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.
     Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series                      Notes as set forth in Section                      of the Memorandum. No part of the proceeds from the sale of the Series                      Notes pursuant to the                      Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of Consolidated Total Assets and the Company does not have any present intention that margin stock will constitute more than 25% of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     Section 5.15 Existing Debt; Future Liens.
     (a) Except as described therein, Schedule 5.15 to the                      Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of                                          , 20                     (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Debt of the Company and its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
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     (b) Except as disclosed in Schedule 5.15 to the                      Supplement, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5 of the Note Purchase Agreement.
     (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15 to the                      Supplement.
[Add any additional Sections as appropriate at the time the Series                      Notes are issued]
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Form of Series 20                     —                      Senior Note [, Tranche       ]
Granite Construction Incorporated
                 .                     % Series 20               -            Senior Note [, Tranche                     ], due                                        , 20

No. 20 - R-	, 20
$	PPN
     For value received, the undersigned, Granite Construction Incorporated (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to                                         , or registered assigns, the principal sum of                                         DOLLARS (or so much thereof as shall not have been prepaid) on                                          , 20                    , with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of                     .                    % per annum from the date hereof, payable [semiannually], on the                      day of                      and                      in each year, commencing with the                                           , or                                           next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, payable [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1)                    .                     % and (2) 2.00% over the rate of interest publicly announced by Bank of America, N.A., in San Francisco, California as its “reference” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal offices of [Bank of America, N.A.] in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of the                     .                     % Series 20                     -                     Senior Notes [, Tranche                     ,] (herein called the “Notes”) issued pursuant to the                      Supplement dated as of                      (the “Supplement”) which supplements that certain Note Purchase Agreement dated as of December 12, 2007 (as from time to time amended, supplemented or otherwise modified, the “Note Purchase Agreement”), originally between the Company and the respective Purchasers named therein and is entitled to the benefits of the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney
Exhibit A
(to                      Supplement to Note Purchase Agreement)

duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement. Reference is hereby made to the Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes and the Company in respect thereof.
     [The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement.] [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to [optional] prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and/or the Note Purchase Agreement, but not otherwise.
     If an Event of Default exists, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Granite Construction Incorporated
By
Name:
Title:

By
Name:
Title:

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